Exhibit 10.4

Execution Version

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Security Agreement”) is entered into as of August 19, 2015 by and among Party City Holdings Inc., a Delaware corporation (“Party City Holdings” or the “Company”), Party City Corporation, a Delaware corporation (“Party City” or the “Subsidiary Borrower”; the Subsidiary Borrower, together with the Company, each a “Borrower” and collectively the “Borrowers”), PC Intermediate Holdings, Inc., a Delaware corporation (“Holdings”), the Subsidiary Parties (as defined below) from time to time party hereto (the foregoing, collectively, the “Loan Parties”) and JPMorgan Chase Bank, N.A. (“JPMCB”), in its capacity as administrative agent and collateral agent for the lenders party to the ABL Credit Agreement referred to below (in such capacity, the “Agent”).

PRELIMINARY STATEMENT

The Loan Parties, the Agent, the Revolving Lenders and others are entering into that certain ABL Credit Agreement dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”). The Grantors are entering into this Security Agreement in order to induce the Revolving Lenders to enter into and extend credit to the Borrowers under the ABL Credit Agreement and to secure the Secured Obligations, including in the case of each Grantor that is a Loan Guarantor, its obligations under the Loan Guaranty.

ACCORDINGLY, the parties hereto agree as follows:

ARTICLE 1

Definitions

Section 1.01. Terms Defined in ABL Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the ABL Credit Agreement.

Section 1.02. Terms Defined in UCC. Terms defined in the UCC that are not otherwise defined in this Security Agreement or the ABL Credit Agreement are used herein as defined in Articles 8 or 9 of the UCC.

Section 1.03. Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the preamble and Preliminary Statement above, the following terms shall have the following meanings:

“ABL Credit Agreement” has the meaning set forth in the preamble.

“Account” shall have the meaning set forth in Article 9 of the UCC.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Collateral” shall have the meaning set forth in Article 2.

“Commercial Tort Claim” shall have the meaning set forth in Article 9 of the UCC.

“Contract Rights” shall mean all rights of any Grantor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

“Contracts” shall mean all contracts between any Grantor and one or more additional parties (including, without limitation, any Hedge Agreements, licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements).

“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Copyrights” means, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to the following: (a) all United States copyrights, rights and interests in copyrights, works protectable by copyright whether published or unpublished, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all domestic rights corresponding to any of the foregoing.

“Deposit Account” shall have the meaning set forth in Article 9 of the UCC.

“Discharge of the Term Loan Obligations” shall have the meaning assigned to “Discharge of Term Loan Obligations” under the Intercreditor Agreement.

“Document” shall have the meaning set forth in Article 9 of the UCC.

“Domain Names” means all Internet domain names and associated URL addresses in or to which any Grantor now or hereafter has any right, title or interest.

“Electronic Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Equipment” shall have the meaning set forth in Article 9 of the UCC.

“Excluded Collateral” shall have the meaning set forth in Article 2.

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“Fixture” shall have the meaning set forth in Article 9 of the UCC.

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“General Intangible” shall have the meaning set forth in Article 9 of the UCC.

“Goods” shall have the meaning set forth in Article 9 of the UCC.

“Grantors” means Holdings, each Borrower and each of the Subsidiary Parties.

“Instrument” shall have the meaning set forth in Article 9 of the UCC.

“Inventory” shall have the meaning set forth in Article 9 of the UCC.

“Investment Property” shall have the meaning set forth in Article 9 of the UCC.

“Letter-of-Credit Right” shall have the meaning set forth in Article 9 of the UCC.

“Licenses” means, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its owned (1) Patents, (2) Copyrights, (3) Trademarks, (4) Trade Secrets or (5) Software, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Money” shall have the meaning set forth in Article 1 of the UCC.

“Patents” means, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to: (a) any and all United States patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all domestic rights corresponding to any of the foregoing.

“Perfection Certificate” means a certificate substantially in the form of Exhibit A completed and supplemented with the schedules and attachments contemplated thereby, or any other form approved by Agent, and duly executed by a Responsible Officer of the Company.

“Perfection Certificate Supplement” means a supplement substantially in the form of Exhibit B, or any other form approved by the Agent, and duly executed by a Responsible Officer of the Company.

“Permits” shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations of or from any Governmental Authority or agency.

“Pledged Collateral” means all Pledged Stock, including all stock certificates, options or rights of any nature whatsoever in respect of the Pledged Stock that may be issued or granted to, or held by, such Grantor while this Security Agreement is in effect, all Instruments, Securities and other Investment Property owned by any Grantor, whether or not physically delivered to the

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Agent pursuant to this Security Agreement, whether now owned or hereafter acquired by such Grantor and any and all Proceeds thereof, excluding any items specifically excluded from the definition of Collateral.

“Pledged Stock” means, with respect to any Grantor, the shares of Capital Stock set forth in the Perfection Certificate as held by such Grantor, together with any other shares of Capital Stock required to be pledged by such Grantor pursuant to Section 5.12 of the ABL Credit Agreement; provided that Pledged Stock shall not include any Excluded Collateral.

“Proceeds” shall have the meaning assigned in Article 9 of the UCC and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Agent or any Grantor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), (iii) any and all Stock Rights and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money that are General Intangibles or that are otherwise included as Collateral, excluding any items specifically excluded from the definition of Collateral.

“Revolving Lenders” means the “Lenders” under and as defined in the ABL Credit Agreement.

“Security Documents” shall have the meaning assigned to “ABL Facility Security Documents” in the Intercreditor Agreement.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Secured Parties” means (a) the Revolving Lenders, (b) the Agent, (c) each counterparty to any Hedge Agreement with a Loan Party the obligations under which constitute Secured Hedging Obligations, (d) each provider of Banking Services to any Loan Party, (e) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (f) the successors and permitted assigns of each of the foregoing.

“Software” shall mean computer programs, source code, object code and supporting documentation including “software” as such term is defined in Article 9 of the UCC, as well as computer programs that may be construed as included in the definition of Goods.

“Stock Rights” means all dividends, instruments or other distributions and any other right or property which any Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Capital Stock constituting Collateral, any right to receive any Capital Stock constituting Collateral and any right to receive earnings, in which such Grantor now has or hereafter acquires any right, issued by an issuer of such Capital Stock.

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“Subsidiary Parties” means (a) the Subsidiaries identified on Exhibit C hereto and (b) each other Domestic Subsidiary that becomes a party to this Security Agreement as a Subsidiary Party after the date hereof, in accordance with Section 7.12 herein and Section 5.12 of the ABL Credit Agreement.

“Supporting Obligation” shall have the meaning set forth in Article 9 of the UCC.

“Tangible Chattel Paper” shall mean “tangible chattel paper” as such term is defined in Article 9 of the UCC.

“Term Loan Agent” shall have the meaning set forth in the Intercreditor Agreement.

“Term Loan Security Documents” shall have the meaning set forth in the Intercreditor Agreement.

“Trade Secrets” means, with respect to any Grantor, all of such Grantor’s right, title and interest in and to the following: (a) United States trade secrets or other confidential and proprietary information, including unpatented inventions, invention disclosures, engineering or other data, information, production procedures, know-how, financial data, customer lists, supplier lists, business and marketing plans, processes, schematics, algorithms, techniques, analyses, proposals, source code, and data collections; (b) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims and payments for past and future infringements thereof; (c) all rights to sue for past, present and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (d) all rights corresponding to any of the foregoing.

“Trademarks” means, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to the following: (a) United States all trademarks (including service marks), trade names, trade dress, and logos, slogans and other indicia of origin and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all renewals of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (d) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (e) all domestic rights corresponding to any of the foregoing.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the creation or perfection of security interests hereunder.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

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ARTICLE 2

Grant of Security Interest

Section 2.01. Grant of Security Interest. (a) As security for the prompt and complete payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby pledges, collaterally assigns, mortgages, transfers and grants to the Agent, its successors and permitted assigns, on behalf of and for the ratable benefit of the Secured Parties, a continuing security interest in all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor, and regardless of where located (all of which are collectively referred to as the “Collateral”), including:

1. all Accounts;

2. all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);

3. all Copyrights, Patents, Trademarks and Trade Secrets;

4. all Documents;

5. all Equipment;

6. all Fixtures;

7. all General Intangibles;

8. all Goods;

9. all Instruments;

10. all Inventory;

11. all Investment Property;

12. all Money, cash and cash equivalents;

13. all letters of credit and Letter-of-Credit Rights;

14. all Deposit Accounts, Securities Accounts, Commodities Accounts and all other demand, deposit, time, savings, cash management, passbook and similar accounts maintained by such Grantor with any bank or other financial institution and all monies, securities, Instruments and other investments deposited or required to be deposited in any of the foregoing;

15. all Security Entitlements in any or all of the foregoing;

16. all Commercial Tort Claims;

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17. all Permits;

18. all Software and all recorded data of any kind or nature, regardless of the medium of recording;

19. all Domain Names;

20. all Contracts, together with all Contract Rights arising thereunder;

21. all Licenses;

22. all other personal property not otherwise described in clauses (1) through (21) above, in each case now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest;

23. all Supporting Obligations; and

24. all accessions to, substitutions and replacements for, Proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

(b) Notwithstanding the foregoing, the term “Collateral” (and any component definition thereof) shall not include:

(i) any General Intangibles or other rights arising under any contracts, instruments, leases, licenses, agreements or other documents as to which the grant of a security interest would (i) constitute a violation of a restriction in favor of a third party on such grant or result in the abandonment, invalidation or unenforceability of any right of such Grantor, unless and until any required consents shall have been obtained, or (ii) result in a breach, termination or default under such contract, instrument, lease, license, agreement or other document (including pursuant to any “change of control” or similar provision); provided, however, such Collateral shall only be excluded, in each case under clauses (i) and (ii) above, to the extent such violation or right to terminate would not be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles or equity; and provided, further, that such Collateral shall not be excluded, and such security interest shall attach immediately at such time as the condition causing such violation or right to terminate shall no longer exist and to the extent severable, shall attach immediately to, any portion of such General Intangible that does not result in any of the consequences specified in clauses (i) or (ii) above,

(ii) the equity interests (as determined for U.S. federal income tax purposes) of any Foreign Subsidiary, FSHCO Subsidiary or Disregarded Domestic Subsidiary of such Grantor, other than 65% of the equity interests (as

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determined for U.S. federal income tax purposes) of any Foreign Subsidiary, FSHCO Subsidiary or Disregarded Domestic Subsidiary of any Grantor, as applicable,

(iii) the Capital Stock of any Immaterial Subsidiary (except to the extent the security interest therein can be perfected by the filing of a Form UCC-1 financing statement), Captive Insurance Subsidiary, Unrestricted Subsidiary or not-for-profit Subsidiary or any special purpose entity used for securitization facilities,

(iv) any intent-to-use (or similar) Trademark applications prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein may impair the validity or enforceability of such intent-to-use Trademark applications under applicable law,

(v) any asset or property, the granting of a security interest in which would (A) require any governmental consent, approval, license or authorization, (B) be prohibited by enforceable anti-assignment provisions of applicable law, except, in the case of this clause (B), to the extent such prohibition would be rendered ineffective under the UCC or other applicable law notwithstanding such prohibition, or (C) result in materially adverse tax consequences to any Grantor as reasonably determined by the Borrower Agent with notice to the Agent,

(vi) any leasehold Real Estate Asset and any owned Real Estate Asset that is not a Material Real Estate Asset,

(vii) any interests in partnerships, joint ventures and non-Wholly-Owned Subsidiaries which cannot be pledged without the consent of one or more third parties other than any Borrower or any of their Subsidiaries (after giving effect to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles or equity),

(viii) any Margin Stock,

(ix) any asset specifically requiring perfection through a control agreement or other control arrangements other than (A) in respect of Pledged Collateral to the extent required by Section 4.03 below and (B) to the extent required pursuant to Section 2.21 of the ABL Credit Agreement,

(x) Commercial Tort Claims individually with a value (as reasonably estimated by the Company) of less than $3,000,000,

(xi) vehicles and other assets subject to certificates of title,

(xii) Letter of Credit Rights to the extent that a security interest therein cannot be perfected by filing a UCC financing statement, and

(xiii) any specifically identified asset with respect to which the Agent and the Company shall have reasonably determined that the cost, burden, difficulty or consequence of obtaining or perfecting a security interest therein outweighs the fair market value thereof and the benefit of a security interest to the Secured Parties afforded thereby (all of the items referred to in clauses (i) through (xiii) hereof, collectively, the “Excluded Collateral”).

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Notwithstanding anything to the contrary contained herein, immediately upon the ineffectiveness, lapse or termination of any restriction or condition set forth in the preceding paragraph, the Collateral shall include, and the Borrowers shall be deemed to have granted a security in, all such rights and interests or other assets, as the case may be, as if such provision had never been in effect.

ARTICLE 3

Representations and Warranties

The Grantors, jointly and severally, represent and warrant to the Agent, for the benefit of the Secured Parties, that:

Section 3.01. Title, Perfection and Priority; Filing Collateral. This Security Agreement is effective to create a legal, valid and enforceable Lien on and security interest in the Collateral in which a security interest may be perfected by filing a financing statement under the UCC in favor of the Agent for the ratable benefit of the Secured Parties, subject, as to enforceability, to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and dealing, and when appropriate financing statements have been filed with the Secretary of State of the state of organization of such Grantor against such Grantor, the Agent will have a fully perfected First Priority Lien on such Collateral.

Section 3.02. Type and Jurisdiction of Organization and Federal Taxpayer Identification Numbers. As of the Closing Date, the type of entity of each Grantor, its jurisdiction of organization and its Federal Taxpayer Identification Number, if any, are accurately set forth on Schedule 1(a) to the Perfection Certificate.

Section 3.03. Principal Location. As of the Closing Date, the address of each Grantor’s chief executive office is accurately disclosed on Schedule 2(a) to the Perfection Certificate.

Section 3.04. Collateral Locations. Each location where material Collateral consisting of Inventory or Equipment is located as of the Closing Date (except for Collateral in transit) is accurately listed on Schedules 2(c) and 2(d) of the Perfection Certificate. All of said locations are owned by a Grantor except for locations (a) that are leased by a Grantor as lessee and designated as such on Schedule 2(d) of the Perfection Certificate and (b) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated on Schedule 2(d) of the Perfection Certificate.

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Section 3.05. Bailees, Warehousemen, Etc. The Perfection Certificate accurately sets forth a list, as of the Closing Date, of each bailee, warehouseman and other third party in possession or control of any material Inventory of any Grantor (except for any such Collateral in transit).

Section 3.06. Exact Names. As of the Closing Date, the name in which each Grantor has executed this Security Agreement and each other Loan Document to which such Grantor is a party is the exact legal name of such Grantor as it appears in such Grantor’s Organizational Documents, as filed with the Secretary of State of such Grantor’s jurisdiction of organization.

Section 3.07. Letter-of-Credit Rights and Tangible Chattel Paper. As of the Closing Date, Schedule 8 to the Perfection Certificate lists all Letter-of-Credit Rights with value in excess of $3,000,000 and Schedule 4 to the Perfection Certificate lists all Tangible Chattel Paper with value in excess of $3,000,000 of each Grantor.

Section 3.08. Accounts and Chattel Paper. The names of the obligors, amounts owing, due dates and other material information with respect to each Grantor’s Accounts and Chattel Paper that are Collateral are correctly stated in all material respects in the records of such Grantor relating thereto and, to the extent they have been created, in all invoices, to the extent that such records and invoices are required to be furnished to the Agent by such Grantor from time to time.

Section 3.09. Intellectual Property. (a) As of the Closing Date, no Grantor has any exclusive ownership interest in, or title to, any material registered Patent, Trademark or Copyright except as set forth in Schedules 5(a) or 5(b) to the Perfection Certificate. Upon filing of appropriate financing statements with the Secretary of State of the state of organization of such Grantor and the filing of this Security Agreement or a fully executed short form agreement in form and substance reasonably satisfactory to the Agent (each such filing, an “IP Filing”) with the United States Copyright Office or the United States Patent and Trademark Office, as applicable, the Agent shall have a fully perfected First Priority Lien on the Collateral constituting Patents, Trademarks and Copyrights under the UCC and the laws of the United States for the ratable benefit of the Secured Parties to the extent a security interest in such Collateral constituting Patents, Trademarks and Copyrights can be perfected by the filing of the financing statements under the Secretary of State of the state of organization of such Grantor and/or the filing of the IP Filings with the United States Copyright Office or United States Patent and Trademark Office, as applicable, and such perfected security interests shall be enforceable as such as against any and all creditors of and purchasers from the Grantors, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and dealing.

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(b) Each Grantor represents and warrants that it has good and marketable title to or a valid license or right to use, all Patents, Trademarks, Copyrights and Trade Secrets necessary for the present conduct of its business, without, to the knowledge of the Borrower Agent and its Subsidiaries, any infringement, misuse, misappropriation, or violation, individually or in the aggregate, of the rights of others, and free from any burdensome restrictions on the present conduct of its business, except where such failure to own or license or where such infringement, misuse, misappropriation or violation or restrictions would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) Each Grantor represents and warrants that such Grantor is not aware of any third-party claim (i) that any of its owned Patent, Trademark or Copyright registrations or applications is invalid or unenforceable, or (ii) challenging Grantor’s rights to such registrations and applications, and no Grantor is aware of any basis for such claims, other than, in each case, to the extent any such third-party claims would not reasonably be expected to have a Material Adverse Effect.

Section 3.10. Pledged Collateral. As of the Closing Date, Schedules 3 and 4 of the Perfection Certificate set forth a complete and accurate list of all of promissory notes, Instruments (other than checks to be deposited in the ordinary course of business) and Tangible Chattel Paper, in each case exceeding $3,000,000, held by any Grantor and all Pledged Stock of each Grantor, together with the percentage of the total issued and outstanding Capital Stock of the issuer thereof represented thereby. Each Grantor further represents and warrants that (i) all Pledged Stock has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized and validly issued by the issuer thereof and are fully paid and non-assessable, (ii) with respect to any certificates delivered to the Agent (or its bailee) representing Capital Stock, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Agent so that the Agent (or its bailee) may take steps to perfect its security interest therein as a General Intangible and (iii) it has complied with the procedures set forth in Section 4.03 hereof with respect to all Pledged Collateral.

Section 3.11. Commercial Tort Claims. As of the Closing Date, no Grantor holds any Commercial Tort Claims having a value in excess of $3,000,000, except as indicated on Schedule 6 to the Perfection Certificate.

Section 3.12. Perfection Certificate. The Perfection Certificate and each Perfection Certificate Supplement has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects as of the Closing Date or, in the case of each Perfection Certificate Supplement, as of the date of delivery thereof.

Section 3.13. Deposit Accounts. As of the Closing Date, all Deposit Accounts maintained by each Grantor are described in Exhibit G, which description includes for each such account the name of the Grantor maintaining such account, the name of the financial institution at which such account is maintained and the account number of such account.

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Section 3.14. Certain Significant Transactions. During the four month period preceding the date of this Security Agreement, no Person shall have merged or consolidated with or into any Grantor, and no Person shall have liquidated into, or transferred all or substantially all of its assets to, any Grantor, in each case except as described in Schedule 1(d) of the Perfection Certificate.

Section 3.15. Recourse. This Security Agreement is made with full recourse to each Grantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Grantor contained herein, in the Loan Documents and otherwise in writing in connection herewith and therewith.

ARTICLE 4

Covenants

From the date hereof, and thereafter until the Termination Date, each Grantor agrees that:

Section 4.01. General.

(a) [Reserved.]

(b) Authorization to File Financing Statements; Ratification. Each Grantor hereby authorizes the Agent to file, and, if requested, agrees to execute and deliver to the Agent, all financing statements, in form appropriate for filing under the UCC of the relevant jurisdiction, and other documents and take such other actions as may from time to time be necessary and reasonably requested by the Agent in order to establish and maintain a First Priority, valid, enforceable (subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and dealing) and perfected security interest in and, with respect to Pledged Collateral to the extent required under Section 4.03, Control of, the Collateral. Each Grantor shall pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral in accordance with Section 9.03(a) of the ABL Credit Agreement. Any financing statement filed by the Agent may be filed in any filing office in any applicable UCC jurisdiction and may (i) be filed without the signature of such Grantor where permitted by law, (ii) indicate the Collateral (A) as all assets of the applicable Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of such jurisdiction, or (B) by any other description which reasonably approximates the description contained in this Security Agreement, and (iii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether the Grantor is an organization and the type of organization and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. Each Grantor also agrees to furnish any such information to the Agent promptly upon request.

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(c) Further Assurances. Each Grantor agrees, at its own expense, to take any and all actions commercially reasonably necessary to defend title to the Collateral against all Persons (other than Persons holding Permitted Liens on such Collateral that have priority over the Agent’s Lien) and to defend the security interest of the Agent in the Collateral and the priority thereof against any Lien that is not a Permitted Lien; provided that, nothing in this Security Agreement shall prevent any Grantor from discontinuing the operation or maintenance of any of its assets or properties if such discontinuance is (x) determined by such Grantor to be desirable in the conduct of its business and (y) permitted by the ABL Credit Agreement.

(d) [Reserved.]

(e) [Reserved.]

(f) Change of Name, Etc. Each Grantor agrees to furnish to the Agent prompt, but in any event within 15 calendar days (or such longer period as the Agent may agree in its reasonable discretion), written notice of any change in: (i) such Grantor’s legal name; (ii) such Grantor’s identity, or corporate structure, (iii) such Grantor’s jurisdiction of incorporation or formation or (iv) such Grantor’s Federal Taxpayer Identification Number and, in each case, shall promptly make all filings required under the UCC or other applicable law and take all other actions reasonably requested by the Agent and deemed by the Agent to be necessary or reasonable and appropriate to ensure that the Agent shall continue at all times following such change to have a valid, legal, enforceable (subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and dealing) and perfected First Priority Lien in such Collateral for its benefit and the benefit of the other Secured Parties.

Section 4.02. Receivables.

(a) Certain Agreements on Receivables. As to Eligible Trade Receivables and Eligible Credit Card Receivables, no Grantor will make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except in the ordinary course of business consistent with Grantor’s credit and rebate policies and agreements with customers and its usual business practice as in effect from time to time.

(b) Collection of Receivables. As to Eligible Trade Receivables and Eligible Credit Card Receivables, except as otherwise provided in this Security Agreement, each Grantor will collect and enforce, in accordance with its policies in effect from time to time and in the ordinary course of business, all material amounts due or hereafter due to such Grantor under the Receivables; except that, any Grantor may, with respect to a Receivable, allow in the ordinary course of business (i) a refund or credit due as a result of ordinary course adjustments or returned or damaged or defective merchandise, (ii)

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such extensions of time to pay amounts due in respect of Receivables and such other modifications of payment terms or settlements in respect of Receivables as shall be commercially reasonable in the circumstances, (iii) a credit, rebate or refund in accordance with such Grantor’s credit, rebate and refund policies, as in effect from time to time, and (iv) a credit or rebate in accordance with written credit and/or rebate agreements entered into with specific customers prior to the incurrence of the Receivable, all in accordance with such Grantor’s ordinary course of business consistent with its collection practices as in effect from time to time.

(c) Disclosure of Counterclaims on Receivables. As to Eligible Trade Receivables and Eligible Credit Card Receivables, if (i) any Grantor allows any material discount or credit or enters into any agreement to make a rebate or to otherwise reduce the amount owing on a material amount of Eligible Trade Receivables or Eligible Credit Card Receivables (in each case, individually or in the aggregate and other than discounts, credits, agreements or rebates that are in accordance with the Grantors collection policies in effect from time to time), or (ii) if, to the knowledge of any Grantor, any material dispute, setoff, claim, counterclaim or defense exists or has been asserted with respect to a material amount of Eligible Trade Receivables or Eligible Credit Card Receivables (in each case, individually or in the aggregate), the Grantors will promptly disclose such fact to the Agent in writing.

Section 4.03. Pledged Collateral.

(a) Delivery of Certificated Securities, Tangible Chattel Paper, Instruments and Documents. Each Grantor will, subject to the Intercreditor Agreement, (a) on the Closing Date, deliver to the Agent for the benefit of the Secured Parties the originals of all (x) certificated Securities and (y) Tangible Chattel Paper and Instruments, in each case under this clause (y), having an outstanding balance in excess of $3,000,000, in each case, constituting Collateral owned by such Grantor as of the Closing Date, accompanied by undated instruments of transfer or assignment duly executed in blank, (b) after the Closing Date, hold in trust for the Agent upon receipt and, on or prior to the later to occur of (i) 30 days following the date of such receipt and (ii) the earlier of the date of the required delivery of the next Compliance Certificate following such receipt and the date which is 45 days after the end of the most recently ended Fiscal Quarter (or such later date as may be acceptable to the Agent in its reasonable discretion), deliver to the Agent for the benefit of the Secured Parties (x) certificated Securities and (y) Tangible Chattel Paper and Instruments, in each cause under this clause (y), having an outstanding balance in excess of $3,000,000, in each case, constituting Collateral received after the date hereof, accompanied by undated instruments of transfer or assignment duly executed in blank and (c) upon the occurrence and during the continuance of an Event of Default and upon the Agent’s request, deliver to the Agent, and thereafter hold in trust for the Agent upon receipt and promptly deliver to the Agent any other Document evidencing or constituting Collateral.

(b) Uncertificated Securities and Pledged Collateral. With respect to (i) any uncertificated Pledged Stock or any Pledged Collateral held by a Clearing Corporation,

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Securities Intermediary or other financial intermediary of any kind, at the Agent’s request, the relevant Grantor shall execute and deliver, and shall cause any such issuer or intermediary to execute and deliver, an agreement among such Grantor, the Agent and such issuer or intermediary in form and substance reasonably satisfactory to the Agent which provides, among other things, for the issuer’s or intermediary’s agreement that it will comply with such entitlement orders, and apply any value distributed on account of any Pledged Collateral, as directed by the Agent without further consent by such Grantor and (ii) any partnership interest or limited liability company interest of any Grantor (other than Excluded Collateral and a partnership interest or limited liability company interest held by a Clearing Corporation, Securities Intermediary or other financial intermediary of any kind) which is not represented by a certificate and/or which is not a Security for purposes of the UCC, such Grantor shall not permit any issuer of such partnership interests or limited liability company interests to (A) enter into any agreement with any Person, other than the Agent and the Term Loan Agent, whereby such issuer effectively delivers “control” of such partnership interests or limited liability company interests (as applicable) under the UCC to such Person, or (B) allow such partnership interests or limited liability company interests (as applicable) to become Securities unless such Grantor complies with the procedures set forth in Sections 4.03(a) or 4.03(b)(i), as applicable.

(c) Registration in Nominee Name; Denominations. Subject to the terms of the Intercreditor Agreement, the Agent, on behalf of the Secured Parties, shall hold certificated Pledged Collateral required to be delivered to the Agent under clause (a) above in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Agent, but following the occurrence and during the continuance of an Event of Default and upon three Business Days’ written notice to the Company, the Agent shall have the right (in its sole and absolute discretion) to hold the Pledged Collateral in its own name as pledgee, or in the name of its nominee (as pledgee or as sub-agent). Subject to the terms of the Intercreditor Agreement, following the occurrence and during the continuance of an Event of Default, the Agent shall at all times have the right to exchange the certificates representing Pledged Collateral for certificates of smaller or larger denominations for any purpose consistent with this Security Agreement.

(d) Exercise of Rights in Pledged Collateral. Subject, in each case, to the Intercreditor Agreement,

(i) without in any way limiting the foregoing and subject to clause (ii) below, each Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral for all purposes not inconsistent with this Security Agreement, the ABL Credit Agreement or any other Loan Document;

(ii) each Grantor will permit the Agent or its nominee at any time after the occurrence and during the continuance of an Event of Default and upon three Business Days’ prior written notice from the Agent to the Grantors stating its intent to exercise remedies under this Section 4.03(d)(ii), to exercise all voting rights or other rights relating to Pledged Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any

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Capital Stock or Investment Property constituting Pledged Collateral as if it were the absolute owner thereof, in each case in accordance with the terms of the ABL Credit Agreement, the other Loan Documents and applicable law; and

(iii) each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral; provided that any non-cash dividends or other distributions that would constitute Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding Capital Stock of the issuer of any Pledged Collateral or received in exchange for Pledged Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall, to the extent constituting Collateral, be and become part of the Pledged Collateral, and, if received by any Grantor, shall be delivered to the Agent as and to the extent required by clause (a) above. So long as no Event of Default has occurred and is continuing, the Agent shall promptly deliver to each Grantor (without recourse and without any representation or warranty) any Pledged Collateral in its possession if requested to be delivered to the issuer thereof in connection with any redemption or exchange of such Pledged Collateral permitted by the ABL Credit Agreement.

Section 4.04. Intellectual Property. (a) Upon the occurrence and during the continuance of an Event of Default and upon the written request of the Agent, each Grantor will use its commercially reasonable efforts to obtain all consents and approvals necessary or appropriate for the assignment to or for the benefit of the Agent of any License held by such Grantor to enable the Agent to enforce the security interests granted hereunder. To the extent required pursuant to any License pursuant to which a Grantor is the licensee, each Grantor party to such License shall deliver to the licensor thereunder any notice of the grant of security interest hereunder or such other notices required to be delivered thereunder in order to permit the security interest created or permitted to be created hereunder pursuant to the terms of such License.

(b) Each Grantor shall notify the Agent promptly, but in any event within 15 calendar days (or such longer period as the Agent may agree in its reasonable discretion), if it knows or reasonably expects that any application or registration of any Patent, Trademark, Domain Name, or Copyright (now or hereafter existing) may become abandoned or dedicated to the public, or of any determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) abandoning such Grantor’s ownership of any such Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same, except, in each case, for dispositions permitted under the ABL Credit Agreement or where such occurrences individually or in the aggregate, could not result in a Material Adverse Effect on the business of such Grantor.

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(c) In the event that a Grantor files an application for the registration of any material Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, it shall, on or prior to the later to occur of (i) 30 days following the date of such filing and (ii) the earlier of the date of the required delivery of the next Compliance Certificate following such filing and the date that is 45 days after the end of the most recently ended Fiscal Quarter (or such later date as may be acceptable to the Agent in its reasonable discretion), provide the Agent with written notice thereof, and, upon request of the Agent, such Grantor shall execute and deliver any and all security agreements or other instruments as the Agent may reasonably request to evidence the Agent’s security interest in such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

(d) Each Grantor shall take all actions necessary or reasonably requested by the Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks, Domain Names and Copyrights (now or hereafter existing) where failure to do so could reasonably be expected to result in a Material Adverse Effect on the business of the Grantors, taken as a whole, or except as otherwise permitted under the ABL Credit Agreement, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and, if consistent with good business judgment, to initiate opposition and interference and cancellation proceedings against third parties.

(e) Each Grantor shall promptly, but in any event within 15 calendar days (or such longer period as the Agent may agree in its reasonable discretion), notify the Agent of any material infringement or misappropriation of such Grantor’s Patents, Trademarks, Copyrights or Trade Secrets of which it becomes aware and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution of such Patent, Trademark or Copyright and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as are reasonable and appropriate under the circumstances to protect such Patent, Trademark, Copyright or Trade Secret, except where such infringement, misappropriation or dilution could not reasonably be expected to cause a Material Adverse Effect.

Section 4.05. Commercial Tort Claims. After the Closing Date, on or prior to the later to occur of (i) 30 days following the date of such acquisition and (ii) the earlier of the date of the required delivery of the next Compliance Certificate following such acquisition and the date which is 45 days after the end of the most recently ended Fiscal Quarter (or such later date as may be acceptable to the Agent in its reasonable discretion), each Grantor shall notify the Agent of any Commercial Tort Claim having a value in excess of $3,000,000 (as reasonably estimated by the Company) acquired by it, together with a written update to Schedule 6 of the Perfection Certificate describing the details thereof, and such Commercial Tort Claims and all Proceeds thereof shall automatically be subject to a First Priority security interest in favor of the Agent (for the benefit of the Secured Parties), all upon the terms of this Security Agreement.

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Section 4.06. Letter-of-Credit Rights. Subject to the Intercreditor Agreement, if any Grantor is or becomes the beneficiary of a letter of credit having a face amount in excess of $3,000,000, such Grantor shall, on or prior to the later to occur of (i) 30 days following the date of such acquisition and (ii) the earlier of the date of the required delivery of the next Compliance Certificate following such acquisition and the date which is 45 days after the end of the most recently ended Fiscal Quarter (or such later date as may be acceptable to the Agent in its reasonable discretion), notify the Agent thereof.

Section 4.07. [Reserved.]

Section 4.08. Insurance. All insurance policies with respect to the Collateral shall name the Agent (on behalf of the Secured Parties) as an additional insured or as loss payee, as applicable, and, in the case of casualty insurance policies (including any business interruption policies), shall contain loss payable clauses or endorsements in form and substance reasonably satisfactory to the Agent. Subject to the Intercreditor Agreement and except to the extent otherwise permitted to be retained by such Grantor or applied by such Grantor pursuant to the terms of the Loan Documents, the Agent shall, at the time any proceeds of any insurance are distributed to the Secured Parties, apply such proceeds in accordance with Section 5.04 hereof. Each Grantor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Grantor to pay the Secured Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Grantor.

Section 4.09. Collateral Access Agreements. Each Grantor shall use commercially reasonable efforts to obtain a collateral access agreement (“Collateral Access Agreement”) in substantially the form of Exhibit D or E, as applicable, from the lessor of each of its leased properties (other than stores) and the bailee, warehouseman or other third party with respect to any warehouse or other location, in each case where Inventory having a value in excess of $1,000,000 is stored or located (other than with respect to locations where Inventory is stored or located on a temporary basis (not to exceed 60 days) in connection with docking and stevedoring services related to such Inventory).

Section 4.10. Grantors Remain Liable Under Contracts. Each Grantor (rather than the Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each Contract relating to the Collateral, all in accordance with the terms and conditions thereof. Neither the Agent nor any other Secured Party shall have any obligation or liability under any Contract by reason of or arising out of this Security Agreement or the receipt by the Agent or any other Secured Party of any payment relating to such Contract pursuant hereto, nor shall the Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or sufficiency of any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

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Section 4.11. Grantors Remain Liable Under Accounts. Anything herein to the contrary notwithstanding, the Grantors shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Accounts. Neither the Agent nor any other Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Agent or any other Secured Party of any payment relating to such Account pursuant hereto, nor shall the Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

Section 4.12. Blocked Account Agreements. No Grantor maintains, or at any time after the date of this Security Agreement shall establish or maintain, any Blocked Account, except for such accounts maintained with a bank (as defined in Section 9-102 of the UCC) whose jurisdiction (determined in accordance with Section 9-304 of the UCC) is within a state of the United States. For each Blocked Account established or maintained after the Closing Date, a Perfection Certificate Supplement shall be provided solely to reflect such Blocked Account.

ARTICLE 5

Remedies

Section 5.01. Remedies. (a) Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, the Agent may exercise any or all of the following rights and remedies (in addition to the rights and remedies existing under applicable law):

(i) those rights and remedies provided in this Security Agreement, the ABL Credit Agreement, or any other Loan Document; provided that this Section 5.01(a) shall not be understood to limit any rights available to the Agent and the Revolving Lenders prior to an Event of Default;

(ii) those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ Lien) when a debtor is in default under a security agreement;

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(iii) give notice of sole control or any other instruction under any Blocked Account Agreement, Collateral Access Agreement or any other control or similar agreement and take any action permitted therein with respect to the applicable Collateral;

(iv) without notice (except as specifically provided in Section 7.01 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, personally, or by agents or attorneys, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time within ordinary business hours with or without notice and may take place at such Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Agent may deem commercially reasonable;

(v) upon three Business Days’ written notice to the Grantors, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, and subject to the notice requirements of Section 4.03(d)(ii), to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Agent was the outright owner thereof;

(vi) subject to the Intercreditor Agreement, instruct all depositary banks which have entered into a Blocked Account Agreement to transfer all monies, securities and instruments held by such depositary bank to the Administrative Agent Account and without notice to or assent by any Grantor, apply any or all amounts then in, or thereafter deposited in the Administrative Agent Account toward the payment of the Secured Obligations in the manner provided in Section 5.04 hereof; and

(vii) take possession of the Collateral or any part thereof, by directing such Grantor in writing to deliver the same to the Agent at any reasonable place or places designated by the Agent, in which event such Grantor shall at its own expense:

(1) forthwith cause the same to be moved to the place or places so designated by the Agent and there delivered to the Agent;

(2) store and keep any Collateral so delivered to the Agent at such place or places pending further action by the Agent; and

(3) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition.

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(b) Each Grantor acknowledges and agrees that the compliance by the Agent, on behalf of the Secured Parties, with any applicable state or federal law requirements in connection with a disposition of the Collateral will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c) The Agent shall have the right upon any public sale or sales and, to the extent permitted by law, upon any private sale or sales, to purchase for the benefit of the Agent and the Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption each Grantor hereby expressly releases.

(d) Until the Agent is able to effect a sale, lease, transfer or other disposition of Collateral under this Section 5.01, the Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or the value of the Collateral, or for any other purpose deemed appropriate by the Agent. Upon the occurrence and during the continuance of an Event of Default, the Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Agent’s remedies (for the benefit of the Agent and Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.

(e) [Reserved.]

(f) Notwithstanding the foregoing, neither the Agent nor the Secured Parties shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, the Grantors, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(g) Each Grantor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if any Grantor and the issuer would agree to do so.

(h) Notwithstanding the foregoing, any rights and remedies provided in this Section 5.01 shall be subject to the Intercreditor Agreement.

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Section 5.02. Grantors’ Obligations Upon Default. Upon the written request of the Agent after the occurrence and during the continuance of an Event of Default, each Grantor will:

(a) at its own cost and expense (i) assemble and make available to the Agent the Collateral and all books and records relating thereto at any place or places reasonably specified by the Agent, whether at such Grantor’s premises or elsewhere, (ii) deliver all tangible evidence of its Accounts and Contract Rights (including, without limitation, all documents evidencing the Accounts and all Contracts) and such books and records to the Agent or to its representatives (copies of which evidence and books and records may be retained by such Grantor) and (iii) if the Agent so directs, such Grantor shall legend, in form and manner satisfactory to the Agent, the Accounts and the Contracts, as well as books, records and documents (if any) of such Grantor evidencing or pertaining to such Accounts and Contracts with an appropriate reference to the fact that such Accounts and Contracts have been assigned to the Agent and that the Agent has a security interest therein; and

(b) permit the Agent, by the Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay any Grantor for such use and occupancy.

Section 5.03. Intellectual Property Remedies. (a) For the purpose of enabling the Agent to exercise the rights and remedies under this Article 5 upon the occurrence and during the continuance of an Event of Default and at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Agent a power of attorney to sign any document which may be required by the United States Patent and Trademark Office or similar registrar in order to effect an absolute assignment of all right, title and interest in each registered Patent, Trademark, Domain Name, and Copyright and each application for such registration, and record the same. If an Event of Default shall occur and be continuing, the Agent may (i) declare the entire right, title and interest of such Grantor in and to each Patent, Trademark, Domain Name, Copyright or Trade Secret vested in the Agent for the benefit of the Secured Parties, in which event such rights, title and interest shall immediately vest, in the Agent for the benefit of the Secured Parties, and the Agent shall be entitled to exercise the power of attorney referred to in this Section 5.03 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency or registrar; (ii) sell any Grantor’s Inventory directly to any

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Person, including without limitation Persons who have previously purchased any Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of the Agent’s rights under this Security Agreement, may (subject to any restrictions contained in applicable third party licenses entered into by a Grantor) sell Inventory which bears any Trademark owned by or licensed to any Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and the Agent may finish any work in process and affix any relevant Trademark owned by or licensed to any Grantor and sell such Inventory as provided herein; (iii) direct such Grantor to refrain, in which event such Grantor shall refrain, from using any Patent, Trademark, Domain Name, Copyright, and Trade Secret in any manner whatsoever, directly or indirectly; and (iv) assign or sell the Patents, Trademarks, Copyrights, Domain Names, and Trade Secrets, in each case to the extent constituting Collateral, as well as the goodwill of such Grantor’s business symbolized by the Trademarks and the right to carry on the business and use the assets of such Grantor in connection with which the Trademarks or Domain Names have been used.

(b) Each Grantor hereby grants to the Agent an irrevocable (until the Termination Date), nonexclusive license to use, license or sublicense any Patents, Trademarks, Copyrights and Trade Secrets now owned or hereafter acquired by such Grantor, wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and (to the extent not prohibited by any applicable license) to all computer software and programs used for compilation or printout thereof. The use of the license granted pursuant to the preceding sentence by the Agent may be exercised, at the option of the Agent, only upon the occurrence and during the continuance of an Event of Default; provided that, any such license shall expire upon termination or cure of the Event of Default in accordance with the terms of the ABL Credit Agreement; provided, further, that such licenses to be granted hereunder with respect to Trademarks shall be subject to, with respect to the goods and/or services on which such Trademarks are used, maintenance of quality standards that are sufficient to preserve the validity of such Trademarks and are consistent with past practices.

Section 5.04. Application of Proceeds. (a) Subject to the Intercreditor Agreement, the Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral, as well as any Collateral consisting of Cash, as set forth in Section 2.18(b) of the ABL Credit Agreement.

(b) Except as otherwise provided herein or in the other Loan Documents, the Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Security Agreement. Upon any sale of Collateral by the Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof. It is understood that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Secured Obligations.

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ARTICLE 6

Account Verification; Attorney in Fact; Proxy

Section 6.01. Account Verification. The Agent may at any time and from time to time following the occurrence and during the continuance of an Event of Default, in the Agent’s own name, in the name of a nominee of the Agent, or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of such Grantor, parties to Contracts with such Grantor and obligors in respect of Instruments of such Grantor to verify with such Persons, to the Agent’s reasonable satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables that are Collateral.

Section 6.02. Authorization for Secured Party to Take Certain Action. (a) Each Grantor hereby irrevocably authorizes the Agent and appoints the Agent (until the Termination Date) (and all officers, employees or agents designated by the Agent) as its true and lawful attorney in fact (i) at any time and from time to time in the sole discretion of the Agent (A) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Agent’s reasonable discretion to perfect and to maintain the perfection and priority of the Agent’s security interest in the Collateral and (B) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which would not add new collateral or add a debtor, except as otherwise provided for herein or in any other Loan Document) in such offices as the Agent in its reasonable discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Agent’s security interest in the Collateral; (ii) at any time following the occurrence and during the continuance of an a Cash Dominion Event, to endorse and collect any cash proceeds of the Collateral and to apply the proceeds of any Collateral received by the Agent to the Secured Obligations as provided herein or in the ABL Credit Agreement, (iii) at any time following the occurrence and during the continuance of an Event of Default, in the sole discretion of the Agent (in the name of such Grantor or otherwise), (A) to endorse and collect any cash proceeds of the Collateral and to apply the proceeds of any Collateral received by the Agent to the Secured Obligations as provided herein or in the ABL Credit Agreement or any other Loan Document, subject to the terms of the Intercreditor Agreement, (B) to demand payment or enforce payment of the Receivables in the name of the Agent or any Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (C) to sign any Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of such Grantor, assignments and verifications of Receivables, (D) to exercise all of any Grantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (E) to settle, adjust, compromise, extend or renew the Receivables, (F) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (G) to prepare, file and sign any Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of

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such Grantor, (H) to prepare, file and sign any Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (I) to change the address for delivery of mail addressed to any Grantor to such address as the Agent may designate and to receive, open and dispose of all mail addressed to such Grantor (provided copies of such mail is provided to such Grantor), (J) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for Permitted Liens); provided that, the Grantors shall not be obligated to reimburse the Agent with respect to any Intellectual Property that any Grantor has failed to maintain or pursue, or otherwise allowed to lapse, terminate or be put into the public domain in accordance with Section 4.04, (K) to make, settle and adjust claims in respect of Collateral under policies of insurance, endorse the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, (L) make all determinations and decisions with respect thereto; (M) obtain or maintain the policies of insurance of the types referred to in Section 5.05 of the ABL Credit Agreement or to pay any premium in whole or in part relating thereto; and (N) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Agent Control over such Pledged Collateral (subject to the terms of the Intercreditor Agreement); and (iii) to do all other acts and things or institute any proceedings which the Agent may reasonably deem to be necessary or advisable (pursuant to this Security Agreement and the other Loan Documents and in accordance with applicable law) to carry out the terms of this Security Agreement and to protect the interests of the Secured Parties; and, to the extent required pursuant to Section 9.03(a) of the ABL Credit Agreement, each Grantor agrees to reimburse the Agent on demand for any payment made in connection with this paragraph or any expense (including reasonable and documented attorneys’ fees, court costs and expenses) and other changes related thereto incurred by the Agent in connection with any of the foregoing and any such sums shall constitute additional Secured Obligations; provided that, this authorization shall not relieve any Grantor of any of its obligations under this Security Agreement or under the ABL Credit Agreement.

(b) All prior acts of said attorney or designee are hereby ratified and approved by the Grantors. The powers conferred on the Agent, for the benefit of the Agent and Secured Parties, under this Section 6.02 are solely to protect the Agent’s interests in the Collateral and shall not impose any duty upon the Agent or any Secured Party to exercise any such powers.

Section 6.03. PROXY. EACH GRANTOR HEREBY IRREVOCABLY (UNTIL THE TERMINATION DATE) CONSTITUTES AND APPOINTS THE AGENT AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.02 ABOVE) WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING, DURING THE CONTINUATION OF AN EVENT OF DEFAULT AND SUBJECT TO ANY NOTICE REQUIREMENTS SET FORTH HEREIN, THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO

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VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT, UPON THE OCCURRENCE AND CONTINUATION OF AN EVENT OF DEFAULT AND SUBJECT TO ANY NOTICE REQUIREMENTS SET FORTH HEREIN, TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), IN EACH CASE ONLY UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT.

Section 6.04. NATURE OF APPOINTMENT; LIMITATION OF DUTY. THE APPOINTMENT OF THE AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE 6 IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 7.14. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE AGENT, NOR ANY SECURED PARTY, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT TO THE EXTENT SUCH DAMAGES ARE ATTRIBUTABLE TO THEIR OWN BAD FAITH, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES; PROVIDED, FURTHER, THAT THE FOREGOING EXCEPTION SHALL NOT BE CONSTRUED TO OBLIGATE THE AGENT TO TAKE OR REFRAIN FROM TAKING ANY ACTION WITH RESPECT TO THE COLLATERAL.

ARTICLE 7

General Provisions

Section 7.01. Waivers. To the maximum extent permitted by applicable law, each Grantor hereby waives notice of the time and place of any judicial hearing in connection with the Agent’s taking possession of the Collateral or of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made, including without limitation, any and all prior notice

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and hearing for any prejudgment remedy or remedies. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article 8, at least ten days prior to (a) the date of any such public sale or (b) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Agent or any Secured Party arising out of the repossession, retention or sale of the Collateral, except such as arise out of the bad faith, gross negligence or willful misconduct of the Agent or such Secured Party as determined by a court of competent jurisdiction in a final and non-appealable judgment. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Agent or any Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest, any notice (to the maximum extent permitted by applicable law) of any kind or all other requirements as to the time, place and terms of sale in connection with this Security Agreement or any Collateral.

Section 7.02. Limitation on Agent’s and Secured Party’s Duty with Respect to the Collateral. The Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Agent and each Secured Party shall use reasonable care with respect to the Collateral in its possession; provided that, the Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to which it accords its own property. Neither the Agent nor any Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Agent or such Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it would be commercially reasonable for the Agent (a) to fail to incur expenses deemed significant by the Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed, (c) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general

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circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (k) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 7.02 is to provide non-exhaustive indications of what actions or omissions by the Agent would be commercially reasonable in the Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7.02. Without limitation upon the foregoing, nothing contained in this Section 7.02 shall be construed to grant any rights to any Grantor or to impose any duties on the Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7.02.

Section 7.03. Compromises and Collection of Collateral. Each Grantor and the Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that the Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Agent shall be commercially reasonable so long as the Agent acts in good faith based on information known to it at the time it takes any such action.

Section 7.04. Secured Party Performance of Debtor Obligations. Without having any obligation to do so, the Agent may, during the continuance of an Event of Default, perform or pay any obligation which any Grantor has agreed to perform or pay under this Security Agreement and which obligation is due and unpaid and not being contested by such Grantor in good faith and the Grantor shall reimburse the Agent for any amounts paid by the Agent pursuant to this Section 7.04. Each Grantor’s obligation to reimburse the Agent pursuant to the preceding sentence shall be a Secured Obligation payable in accordance with Section 9.03(a) of the ABL Credit Agreement.

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Section 7.05. [Reserved.]

Section 7.06. [Reserved.]

Section 7.07. No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Agent or any Secured Party to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Grantors and the Agent with the concurrence or at the direction of the Revolving Lenders to the extent required under Section 9.02 of the ABL Credit Agreement and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Agent and the Secured Parties until the Termination Date.

Section 7.08. Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that such provisions shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. To the extent permitted by law, any provision of this Security Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions of this Security Agreement; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 7.09. Security Interest Absolute. All rights of the Agent hereunder, the security interests granted hereunder and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the ABL Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the ABL Credit Agreement, any other Loan Document or any other agreement or instrument relating to the foregoing, (c) any exchange, release or nonperfection of any Lien on any Collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations, (d) any bankruptcy, insolvency, reorganization,

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arrangement, readjustment, composition, liquidation or the like of any Grantor, (e) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Security Agreement or any other Loan Agreement or (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Security Agreement (other than a termination of any Lien contemplated by Section 7.14 or the occurrence of the Termination Date, but in each case, without prejudice to the reinstatement of rights under Section 10.07 of the ABL Credit Agreement).

Section 7.10. Benefit of Security Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of each Grantor, the Agent and the Secured Parties and their respective successors and permitted assigns (including all Persons who become bound as a debtor to this Security Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Agent. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Agent, for the benefit of the Agent and the Secured Parties, hereunder.

Section 7.11. Survival of Representations. All representations and warranties of each Grantor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement until the Termination Date.

Section 7.12. Additional Subsidiaries. Pursuant to and in accordance with Section 5.12 of the ABL Credit Agreement, each Domestic Subsidiary (other than an Excluded Subsidiary) of the Company that was not in existence or not a Subsidiary on the date of the ABL Credit Agreement or that ceases to be an Excluded Subsidiary is required to enter in this Security Agreement as a Subsidiary Party upon becoming a Subsidiary or ceasing to be an Excluded Subsidiary, in each case, within the time periods specified in Sections 5.12(a) and (e) of the ABL Credit Agreement. Upon execution and delivery by the Agent and such Subsidiary of an instrument in the form of Exhibit F hereto, such Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Security Agreement.

Section 7.13. Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

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Section 7.14. Termination or Release. (a) This Security Agreement shall continue in effect until the Termination Date.

(b) A Subsidiary Party shall automatically be released from its obligations hereunder and the security interests created hereunder in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction permitted pursuant to the ABL Credit Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary (or becomes an Excluded Subsidiary, provided, however, that the release of any Subsidiary Party from its obligations under this Security Agreement if such Subsidiary Party becomes an Excluded Subsidiary of the type described in the clause (a) of the definition thereof shall be subject to the requirements in the parenthetical to clause (b) of the twenty first paragraph of Article 8 of the ABL Credit Agreement and of Section 10.13 of the ABL Credit Agreement).

(c) Upon (i) any sale or other transfer permitted under the Loan Documents by any Grantor of any Collateral to any Person that is not another Grantor, (ii) the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02 of the ABL Credit Agreement, (iii) the occurrence of any event that causes any part of the Collateral to cease to constitute Collateral or (iv) the release of the Grantor owning such Collateral in accordance with clause (b) above, the security interest in such Collateral shall be automatically released.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) above, the Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all UCC termination statements and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.14 shall be without recourse to or representation or warranty by the Agent or any Secured Party. The Company shall reimburse the Agent for all costs and expenses, including the fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 7.14 pursuant to Section 9.03(a) of the ABL Credit Agreement.

(e) At any time that a Grantor desires that the Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Sections 7.14(a), (b), (c) or (d), such Grantor shall deliver to the Agent a certificate signed by a Responsible Officer of such Grantor stating that the release of the respective Collateral is permitted pursuant to such Sections 7.14(a), (b), (c) or (d) and the terms of the ABL Credit Agreement. At any time that the Borrowers or the respective Grantors desire that a Subsidiary of the Borrowers be released hereunder, it shall deliver to the Agent a certificate signed by a Responsible Officer of the Borrower and the respective Grantor stating that the release of the respective Grantor (and its Collateral) is permitted pursuant to such Sections 7.14(a), (b), (c) or (d) and the terms of the ABL Credit Agreement.

(f) Agent shall have no liability whatsoever to any other Secured Party as the result of any release of Collateral by it in accordance with (or which the Agent in good faith believes to be in accordance with) this Section 7.14.

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Section 7.15. Entire Agreement. This Security Agreement, together with the other Loan Documents, embodies the entire agreement and understanding between each Grantor and the Agent relating to the Collateral and supersedes all prior agreements and understandings between any Grantor and the Agent relating to the Collateral.

Section 7.16. CHOICE OF LAW. THIS SECURITY AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SECURITY AGREEMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 7.17. CONSENT TO JURISDICTION; CONSENT TO SERVICE OF PROCESS.

(a) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUIT, IN ANY ACTION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS, CONTROVERSIES OR DISPUTES IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL (EXCEPT AS PERMITTED BELOW) BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENTS BY REGISTERED MAIL ADDRESSED TO SUCH PERSON SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PERSON FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OR ANY CLAIM THAT ANY SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM OR DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. EACH PARTY HERETO AGREES THAT THE AGENT AND LENDERS RETAIN THE RIGHT TO BRING PROCEEDINGS

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AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER THIS SECURITY AGREEMENT.

(b) TO THE EXTENT PERMITTED BY LAW, EACH PARTY TO THIS SECURITY AGREEMENT HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) DIRECTED TO IT AT ITS ADDRESS FOR NOTICES AS PROVIDED FOR IN SECTION 9.01 OF THE ABL CREDIT AGREEMENT. EACH LOAN PARTY HEREBY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS INVALID AND INEFFECTIVE. NOTHING IN THIS SECURITY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS SECURITY AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 7.18. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, LEGAL PROCEEDING OR COUNTERCLAIM DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7.19. Indemnity. Each Grantor hereby agrees to indemnify the Agent and the Secured Parties, and their respective successors, permitted assigns, agents and employees, as, and to the extent, set forth in Section 9.03(b) of the ABL Credit Agreement.

Section 7.20. Counterparts. This Security Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Security Agreement by facsimile or by email as a “.pdf” or “.tif” attachment or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Security Agreement.

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Section 7.21. INTERCREDITOR AGREEMENT GOVERNS. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIENS AND SECURITY INTERESTS GRANTED TO THE AGENT FOR THE BENEFIT OF THE SECURED PARTIES PURSUANT TO THIS SECURITY AGREEMENT IN ANY REVOLVING FACILITY FIRST LIEN COLLATERAL (AS DEFINED IN THE INTERCREDITOR AGREEMENT) AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE AGENT WITH RESPECT TO ANY REVOLVING FACILITY FIRST LIEN COLLATERAL HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS SECURITY AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

Section 7.22. Delivery of Collateral. Prior to the Discharge of the Term Loan Obligations, to the extent any Grantor is required hereunder to deliver Collateral to the Agent for purposes of possession and control and is unable to do so as a result of having previously delivered such Collateral to the Term Loan Agent in accordance with the terms of the Term Loan Security Documents, such Grantor’s obligations hereunder with respect to such delivery shall be deemed satisfied by the delivery to the Term Loan Agent, acting as a gratuitous bailee of the Agent. Notwithstanding anything to the contrary contained above in this Article 7, or elsewhere in this Security Agreement or any other Revolving Facility Security Document, to the extent the provisions of this Security Agreement (or any other Revolving Facility Security Documents) require the delivery of, or control over, Term Loan First Lien Collateral to be granted to the Agent at any time prior to the Discharge of Term Loan Obligations, then delivery of such Term Loan First Lien Collateral (or control with respect thereto) shall instead be made to the Term Loan Agent, to be held in accordance with the Term Loan Security Documents and the Intercreditor Agreement. Furthermore, at all times prior to the Discharge of the Term Loan Obligations, the Agent is authorized by the parties hereto to effect transfers of such Collateral at any time in its possession (and any “control” or similar agreements with respect to such Collateral) to the Term Loan Agent.

Section 7.23. Mortgages. In the case of a conflict between this Security Agreement and any Mortgages with respect to a Material Real Estate Asset that is also subject to a valid and enforceable Lien under the terms of the Mortgage (including Fixtures), the Mortgages shall govern. In all other conflicts between this Security Agreement and the Mortgages, this Security Agreement shall govern.

Section 7.24. Successors and Assigns. Whenever in this Security Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and permitted assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Agent that are contained in this Security Agreement shall bind and inure to the benefit of their respective successors and permitted assigns. Except in a transaction expressly permitted under the ABL Credit Agreement, no Grantor may assign any of its rights or obligations hereunder without the written consent of the Agent.

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Section 7.25. Survival of Agreement. Without limitation of any provision of the ABL Credit Agreement or Section 7.19 hereof, all covenants, agreements, indemnities, representations and warranties made by the Grantors in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Security Agreement or any other Loan Document shall be considered to have been relied upon by the Revolving Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such Revolving Lender or on its behalf and notwithstanding that the Agent or any Revolving Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended under the ABL Credit Agreement, and shall continue in full force and effect until the Termination Date, or with respect to any individual Grantor until such Grantor is otherwise released from its obligations under this Security Agreement in accordance with the terms hereof.

Section 7.26. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof (including a payment effected through exercise of a right of setoff), is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise (including pursuant to any settlement entered into by a Secured Party in its discretion), all as though such payment or performance had not been made. In the event that any payment, or any part thereof (including a payment effected through exercise of a right of setoff), is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

ARTICLE 8

Notices

Section 8.01. Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be delivered in accordance with Section 9.01 of the ABL Credit Agreement (it being understood and agreed that references in such Section to “herein”, “hereunder” and other similar terms shall be deemed to be references to this Security Agreement).

Section 8.02. Change in Address for Notices. Each of the Grantors, the Agent and the Revolving Lenders may change the address or facsimile number for service of notice upon it by a notice in writing to the other parties.

35

ARTICLE 9

The Agent

JPMCB has been appointed Agent for the Revolving Lenders hereunder pursuant to Article 8 of the ABL Credit Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Agent hereunder is subject to the terms of the delegation of authority made by the Revolving Lenders to the Agent pursuant to the ABL Credit Agreement, and that the Agent has agreed to act (and any successor Agent shall act) as such hereunder only on the express conditions contained in such Article 8. Any successor Agent appointed pursuant to Article 8 of the ABL Credit Agreement shall be entitled to all the rights, interests and benefits of the Agent hereunder.

By accepting the benefits of this Security Agreement and each other Loan Document, the Secured Parties expressly acknowledge and agree that this Security Agreement and each other Loan Document may be enforced only by the action of the Agent and that no other Secured Party shall have any right individually to seek to enforce or to enforce this Security Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Agent for the benefit of the Secured Parties upon the terms of this Security Agreement and the other Loan Documents.

[Signature Page Follows]

36

IN WITNESS WHEREOF, each Grantor and the Agent have executed this Security Agreement as of the date first above written.

PC INTERMEDIATE HOLDINGS, INC.

BY:	/s/ Michael A. Correale
Name: Michael A. Correale
Title: Chief Financial Officer

PARTY CITY HOLDINGS INC.

BY:	/s/ Michael A. Correale
Name: Michael A. Correale
Title: Chief Financial Officer

PARTY CITY CORPORATION

BY:	/s/ Michael A. Correale
Name: Michael A. Correale
Title: Vice President

AM-SOURCE, LLC
AMSCAN INC.
TRISAR, INC.
ANAGRAM INTERNATIONAL, INC.
ANAGRAM INTERNATIONAL HOLDINGS, INC.
US BALLOON MANUFACTURING CO., INC.

BY:	/s/ Michael A. Correale
Name: Michael A. Correale
Title: Vice President

[Signature Page to Party City ABL Pledge and Security Agreement]

37

AMSCAN PURPLE SAGE, LLC AMSCAN NM LAND, LLC

By:	AMSCAN INC., its sole manager

BY:	/s/ Michael A. Correale
Name: Michael A. Correale
Title: Vice President

[Signature Page to Party City ABL Pledge and Security Agreement]

38

ANAGRAM EDEN PRAIRIE PROPERTY HOLDINGS LLC

By:	PARTY CITY HOLDINGS INC., its sole member

BY:	/s/ Michael A. Correale
Name: Michael A. Correale
Title: Chief Financial Officer

[Signature Page to Party City ABL Pledge and Security Agreement]

39

JPMORGAN CHASE BANK, N.A., as Agent

By:	/s/ Salvatore P. Demma
Name: Salvatore P. Demma
Title: Authorized officer

40

EXHIBIT A

ABL Perfection Certificate

August 19, 2015

Reference is hereby made to (i) that certain Pledge and Security Agreement dated as of August 19, 2015 (the “Security Agreement”), among Party City Holdings Inc., a Delaware corporation (the “Company”), Party City Corporation, a Delaware corporation (“Party City” and together with the Company, the “Borrowers”), PC Intermediate Holdings, Inc., a Delaware corporation (“Holdings”), the Subsidiaries of the Borrowers from time to time party thereto and JPMorgan Chase Bank, N.A. (“JPMCB”) as administrative agent and collateral agent for the Secured Parties (in such capacities, the “Agent”) and (ii) that certain ABL Credit Agreement dated as of August 19, 2015 (the “ABL Loan Agreement”), among, inter alios, the Borrowers, Holdings, the Subsidiaries of the Borrowers from time to time party thereto, the Lenders party thereto and JPMCB, as administrative and collateral agent for the Lenders. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Security Agreement.

As used herein, the term “Companies” means Holdings, the Borrowers and each of the Subsidiary Parties.

As of the date hereof, the undersigned hereby certify to the Agent as follows:

1. Names. (a) The exact legal name of each Company, as such name appears in its respective Organizational Documents filed with the Secretary of State of such Company’s jurisdiction of organization is set forth in Schedule 1(a). Each Company is the type of entity disclosed next to its name in Schedule 1(a). Also set forth in Schedule 1(a) is the Federal Taxpayer Identification Number, if any, of each Company and the jurisdiction of organization of each Company.

(b) Set forth in Schedule 1(b) hereto is any other legal name that each Company has had in the past four months, together with the date of the relevant change.

(c) Set forth in Schedule 1(c) is a list of each trade name or assumed name, if any, used by each Company during the past four months.

(d) Set forth in Schedule 1(d) is a list of the information required by Section 1(a) of this certificate for any other business or organization (i) to which each Company became the successor by merger, consolidation or acquisition or (ii) that has been liquidated into, or transferred all or substantially all of its assets to, any Company, at any time within the past four months preceding the date hereof. Except as set forth in Schedule 1(e), no Company has changed its jurisdiction of organization or form of entity at any time during the past four months.

2. Locations. (a) The chief executive office of each Company is currently located at the addresses set forth in Schedule 2(a) hereto.

(b) Set forth in Schedule 2(b) are all locations where each Company maintains any books or records relating to any Collateral.

(c) Set forth in Schedule 2(c) hereto are all other locations where each Company currently maintains any material Collateral consisting of Inventory or Equipment (other than property in possession of a third party (e.g. warehouseman or other bailee) or Collateral in transit).

(d) Set forth in Schedule 2(d) hereto are locations where each Company currently maintains any material Collateral consisting of Inventory or Equipment (other than Collateral in transit) which is held in a public warehouse or is otherwise held by a bailee or on consignment and the names and addresses of all Persons other than each Company, such as lessees, consignees or warehousemen which have possession of any such material Collateral.

3. Stock Ownership and Other Equity Interests. Attached hereto as Schedule 3 is a true and correct list of each of all of the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interests of each Company and its Subsidiaries constituting Pledged Stock (as defined in the Security Agreement), the beneficial owners of such stock, partnership interests, membership interests or other equity interests and the percentage of the total issued and outstanding stock, partnership interests, membership interests or other equity interests represented thereby.

4. Instruments and Tangible Chattel Paper. Attached hereto as Schedule 4 is a true and correct list of all promissory notes, Instruments (other than checks to be deposited in the ordinary course of business) and Tangible Chattel Paper, in each case having a face amount exceeding $3,000,000, held by each Company as of the date hereof, including all intercompany notes between or among any two or more Companies including the names of the obligors, amounts owing, due dates, and other material information.

5. Intellectual Property. Attached hereto as Schedule 5(a) is a schedule setting forth all of each Company’s material Patents, Patent Licenses, Trademarks and Trademark Licenses registered with the United States Patent and Trademark Office, including the name of the registered owner and the registration number of each such Patent, Patent License, Trademark and Trademark License. Attached hereto as Schedule 5(b) is a schedule setting forth all of each Company’s material registered United States Copyrights and Copyright Licenses (each as defined in the Security Agreement), including the name of the registered owner and the registration number of each such Copyright or Copyright License.

6. Commercial Tort Claims. Attached hereto as Schedule 6 is a true and correct list of all Commercial Tort Claims, with a value exceeding $3,000,000 (as reasonably determined by the Borrower Agent), held by each Company, including a brief description thereof.

7. Blocked Accounts. Attached hereto as Schedule 7 is a true and complete list of all Blocked Accounts maintained by each Company, including the name of the Company maintaining such account, the name of the financial institution at which such account is maintained and the account number of such account.

8. Letter-of-Credit Rights. Attached hereto as Schedule 8 is a true and correct list of all Letters-of-Credit Rights with a value exceeding $3,000,000 issued in favor of each Company, as beneficiary thereunder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate as of the date first written of above.

PC INTERMEDIATE HOLDINGS, INC.

By:
Name:
Title:

PARTY CITY HOLDINGS INC.
PARTY CITY CORPORATION
ANAGRAM EDEN PRAIRIE PROPERTY HOLDINGS LLC
ANAGRAM INTERNATIONAL, INC.
ANAGRAM INTERNATIONAL HOLDINGS, INC.
AM-SOURCE, LLC
AMSCAN HOLDINGS, INC.
AMSCAN INC.
AMSCAN PURPLE SAGE LLC

By:
Name:
Title:

TRISAR, INC.

By:
Name:
Title:

US BALLON MANUFACTURING CO., INC.
AMSCAN NM LAND, LLC

By:
Name:
Title:

EXHIBIT B

ABL Loan Perfection Certificate Supplement

August 19, 2015

Reference is hereby made to (i) that certain Pledge and Security Agreement dated as of August 19, 2015 (as amended, restated, amended and restated or otherwise modified, the “Security Agreement”), among Party City Holdings Inc., a Delaware corporation (the “Company”), Party City Corporation, a Delaware corporation (“Party City” and together with the Company, the “Borrowers”), PC Intermediate Holdings, Inc., a Delaware corporation (“Holdings”), the Subsidiaries of the Borrowers from time to time party thereto and JPMorgan chase Bank, N.A. (“JPMCB”), as administrative agent and collateral agent for the Secured Parties (in such latter capacity, the “Agent”), (ii) that certain ABL Credit Agreement dated as of August 19, 2015 (as amended, restated, amended and restated or otherwise modified, the “ABL Loan Agreement”), among, inter alios, the Borrowers, Holdings, the Subsidiaries of the Borrowers from time to time party thereto, the Lenders party thereto and JPMCB, as administrative and collateral agent for the Lenders and (iii) the Perfection Certificate, dated as of August 19, 2015 (as supplemented by any perfection certificate supplements delivered prior to the date hereof, the “Prior Perfection Certificate”), executed by the Loan Parties and delivered to the Agent. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Security Agreement.

As used herein, the term “Companies” means Holdings, the Borrowers and each of the Subsidiary Parties.

As of the date hereof, the undersigned hereby certify to the Agent as follows:

1. Names. Except as listed on Schedule 1(a) hereto, Schedule 1(a) of the Prior Perfection Certificate sets forth, with respect to each Company, (a) the exact legal name of each Company, as such name appears in its respective Organizational Documents filed with the Secretary of State of such Company’s jurisdiction of organization, the type of entity of such Company, the Federal Taxpayer Identification Number, if any, of each Company and the jurisdiction of organization of each Company.

(b) Except as listed on Schedule 1(b) hereto, Schedule 1(b) of the Prior Perfection Certificate sets forth any other legal name that each Company has had in the past four months, together with the date of the relevant change.

(c) Except as listed on Schedule 1(c) hereto, Schedule 1(c) of the Prior Perfection Certificate lists each trade name or assumed name, if any, used by each Company during the past four months.

(d) Except as listed on Schedule 1(d) hereto, Schedule 1(d) of the Prior Perfection Certificate lists the information required by Section 1(a) of this certificate for any other business or organization (i) to which each Company became the successor by merger, consolidation or acquisition or (ii) that has been liquidated into, or transferred all or substantially all of its assets to, any Company, at any time within the past four months. Except as set forth in Schedule 1(e) hereto, no Company has changed its jurisdiction of organization or form of entity at any time during the past four months except as listed in Schedule 1(e) of the Prior Perfection Certificate.

2. Locations. (a) Except as updated on Schedule 2(a) hereto, the chief executive office of each Company is currently located at the address set forth in Schedule 2(a) of the Prior Perfection Certificate.

(b) Except as updated on Schedule 2(b) hereto, Schedule 2(b) of the Prior Perfection Certificate sets forth all locations where each Company maintains any books or records relating to any Collateral.

(c) Except as updated on Schedule 2(c) hereto, Schedule 2(c) of the Prior Perfection Certificate sets forth all other locations where each Company currently maintains any material Collateral consisting of Inventory or Equipment (other property in possession of a third party (e.g. warehouseman or other bailee) or Collateral in transit.

(d) Except as updated on Schedule 2(d) hereto, Schedule 2(d) of the Prior Perfection Certificate sets forth the locations where each Company currently maintains any material Collateral consisting of Inventory or Equipment (other than Collateral in transit) which is held in a public warehouse or is otherwise held by a bailee or on consignments and the names and addresses of all Persons other than each Company, such as lessees, consignees or warehousemen which have possession of any such material Collateral.

3. Stock Ownership and Other Equity Interests. Except as updated on Schedule 3 hereto, Schedule 3 of the Prior Perfection Certificate sets forth a true and correct list of each of all of the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interests of each Company and its Subsidiaries constituting Pledged Stock, the beneficial owners of such stock, partnership interests, membership interests or other equity interests and the percentage of the total issued and outstanding stock, partnership interests, membership interests or other equity interests represented thereby.

4. Instruments and Tangible Chattel Paper. Except as updated on Schedule 4 hereto, Schedule 4 of the Prior Perfection Certificate sets forth a true and correct list of all promissory notes, Instruments (other than checks to be deposited in the ordinary course of business) and Tangible Chattel Paper, in each case having a face amount exceeding $3,000,000, held by each Company as of the date hereof, including all intercompany notes between or among any two or more Companies including the names of the obligors, amounts owing, due dates and other material information.

5. Intellectual Property. Except as updated on Schedule 5(a) hereto, Schedule 5(a) of the Prior Perfection Certificate sets forth all of each Company’s material Patents, Patent Licenses, Trademarks and Trademark Licenses registered with the United States Patent and Trademark Office, including the name of the registered owner and the registration number of each such Patent, Patent License, Trademark and Trademark License. Except as updated on Schedule 5(b) hereto, Schedule 5(b) of the Prior Perfection Certificate sets forth all of each Company’s material registered United States Copyrights and Copyright Licenses (each as defined in the Security Agreement), including the name of the registered owner and the registration number of each such Copyright or Copyright License.

6. Commercial Tort Claims. Except as updated on Schedule 6 hereto, Schedule 6 of the Prior Perfection Certificate sets forth a true and correct list of all Commercial Tort Claims, with a value exceeding $3,000,000 (as reasonably determined by the Borrower Agent), held by each Company, including a brief description thereof.

7. Blocked Accounts. Attached hereto as Schedule 7 is a true and complete list of all Blocked Accounts maintained by each Company, including the name of the Company maintaining such account, the name of the financial institution at which such account is maintained and the account number of such account.

8. Letter-of-Credit Rights. Except as updated on Schedule 8 hereto, Schedule 8 of the Prior Perfection Certificate sets forth a true and correct list of all Letter-of-Credit Rights with a value exceeding $3,000,000 issued in favor of each Company, as beneficiary thereunder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate Supplement as of the date first written of above.

PC INTERMEDIATE HOLDINGS, INC.

By:
Name:
Title:

PARTY CITY HOLDINGS INC.
PARTY CITY CORPORATION
ANAGRAM EDEN PRAIRIE PROPERTY HOLDINGS LLC
ANAGRAM INTERNATIONAL, INC.
ANAGRAM INTERNATIONAL HOLDINGS, INC.
AM-SOURCE, LLC
AMSCAN HOLDINGS, INC.
AMSCAN INC.
AMSCAN PURPLE SAGE LLC

By:
Name:
Title:

TRISAR, INC.

By:
Name:
Title:

US BALLOON MANUFACTURING CO., INC.
AMSCAN NM LAND, LLC

By:
Name:
Title:

EXHIBIT C

Subsidiary Parties

Ref	Entity	Jurisdiction	Type

1.	Anagram Eden Prairie Property Holdings LLC	Delaware	LLC

2.	Anagram International, Inc.	Minnesota	corporation

3.	Anagram International Holdings, Inc.	Minnesota	corporation

4.	Am-Source, LLC	Rhode Island	LLC

5.	Amscan Inc.	New York	corporation

6.	Amscan NM Land, LLC	Delaware	LLC

7.	Amscan Purple Sage LLC	Delaware	LLC

8.	Trisar, Inc.	California	corporation

9.	US Balloon Manufacturing Co., Inc.	New York	corporation

C-1

EXHIBIT D

FORM OF

LANDLORD AGREEMENT

JPMorgan Chase Bank, N.A. (“JPMCB”), in its capacity as administrative agent and collateral agent pursuant to the ABL Credit Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, together with its successors and permitted assigns, the “ABL Agent”) and the parties from time to time to the ABL Credit Agreement as lenders (collectively, together with their respective successors and assigns, the “ABL Lenders”) and Deutsche Bank AG New York Branch (“DBNY”), in its capacity as administrative and collateral agent pursuant to the Term Loan Credit Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, together with its successors and permitted assigns, “Term Loan Agent” and, together with the ABL Agent, collectively, “Agents” and, individually, each an “Agent”) and the parties from time to time to the Term Loan Credit Agreement as lenders (collectively, together with their respective successors and permitted assigns, the “Term Loan Lenders” and together with ABL Lenders individually each a “Lender” and, collectively, “Lenders”) have entered or are about to enter into financing arrangements with [                                        ] (“Debtor”) pursuant to which the Debtor has agreed to secure its obligations and liabilities under the Loan Documents (as defined below) (the “Obligations”) by granting to each Agent a security interest in any or all of Debtor’s or its affiliates’ personal property, including, but not limited to, “inventory” and “equipment” (as such terms are defined in Article 9 of the UCC as in effect from time to time in the state in which the Premises are located) and all products and proceeds of the foregoing, as more fully described in the Loan Documents (hereinafter “Personal Property”). For purposes of this letter agreement (this “Letter Agreement”), the term “Personal Property” does not include plumbing and electrical fixtures, heating, ventilation and air conditioning, wall and floor coverings, walls or ceilings and other fixtures not constituting trade fixtures. Some of the Personal Property has or may from time to time become affixed to or be located on, wholly or in part, the real property leased by Debtor or its affiliates located at [insert Street Address, City, State ZIP Code] (the “Premises”). The undersigned is the owner or lessor (the “Landlord”) of the Premises which is leased to Debtor pursuant to the terms of the [Lease Agreement], dated as of                      (together with all amendments thereto, the “Lease”).

For purposes of this Letter Agreement, the term “ABL Credit Agreement” as used herein shall mean the ABL Credit Agreement, dated as of August 19, 2015, by and among Debtor, certain of its affiliates, the ABL Agent and the ABL Lenders, and the term “Term Loan Credit Agreement” (together, with the ABL Credit Agreement and the respective agreements and documents entered into in connection with the ABL Credit Agreement and Term Loan Credit Agreement, the “Loan Documents”) as used herein shall mean the Term Loan Credit Agreement, dated as of August 19, 2015, by and among Debtor, certain of its affiliates, Term Loan Agent and Term Loan Lenders, in each case, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. The term “Lender Representative” as used herein shall mean the ABL Agent until such time as the ABL Agent notifies the undersigned in writing (at the undersigned’s address below) that the Lender Representative shall be Term Loan Agent, and on and after delivery of such notice to the undersigned, the term “Lender Representative” shall mean Term Loan Agent.

In order for the Agents and Lenders to consider making and/or maintaining loans or providing and/or maintaining other financial accommodations to Debtor or its affiliates in reliance upon the Personal Property as collateral, the Landlord agrees as follows:

1. The Landlord acknowledges that the Lease is in full force and effect and is not aware of any existing default under the Lease.

2. The Landlord acknowledges the validity of the Agents’ liens on the Personal Property and waives and relinquishes any landlord’s lien, rights of levy or distraint, claim, security interest or other interest the undersigned may now or hereafter have in or with respect to any of the Personal Property, whether for rent or otherwise.

3. The Landlord agrees to simultaneously send notice in writing of any default under the Lease (including, but not limited to, any termination notice) (a “Default Notice”) to Debtor and Lender Representative at:

JPMorgan Chase Bank, N.A., as ABL Agent

277 Park Avenue

New York, New York 10172

Attention: Salvatore P. Demma

Tel.: (212) 270-0324

Fax: (646) 534-2268

Deutsche Bank Trust Company Americas, as Term Loan Agent

60 Wall Street

New York, New York 10005

Attn: Dusan Lazarov

Tel.: (212) 250-0211

Fax: (212) 797-5695

Upon receipt of such notice, each Agent shall have the right, but not the obligation, to cure such default within 15 days of the Agents’ receipt of such Default Notice, but neither the Agents nor any Lender shall be under any obligation to cure any default by the Company under the Lease. Any payment made or act done by any Agent to cure any such default shall not constitute an assumption by such Agent of the Lease or any obligations of Debtor, and except as expressly provided in paragraphs 6 and 7 below, the Agents shall not have any obligation to the Landlord.

4. The Landlord agrees that Personal Property may be installed in or located on the Premises and is not and shall not be deemed a fixture or part of the real property but shall at all times be considered personal property.

5. The Landlord agrees that the Personal Property may be inspected and evaluated by the Agent or its designee, without necessity of court order, at any time without payment of any fee.

6. In the event of default by the Debtor in the payment or performance of the Obligations or if the Landlord takes possession of the Premises for any reason, including because of termination of the Company’s lease (each a “Disposition Event”), the Landlord agrees that, the Agents (and/or their designee), at their option, may enter and use the Premises for the purpose of repossessing, removing, selling or otherwise dealing with any of the Personal Property, and such license shall be irrevocable and shall continue from the date Agents (and/or their designee) enter the Premises pursuant to the rights granted to it herein for a period not to exceed one hundred twenty (120) days (the “Disposition Period”) or if later, until the receipt by Lender Representative (and/or its designee) of written notice from the undersigned directing Agents (and/or their designee) to leave the Premises; provided, that, for each day that an Agent (or its designee) uses the Premises pursuant to the rights granted to it herein, unless the undersigned has otherwise been paid rent in respect of any of such period, such Agent (and/or its designee) shall pay the regularly scheduled basic rent provided under the Lease relating to the Premises between the undersigned and Debtor, prorated on a per diem basis to be determined on a thirty (30) day month, without any Agent thereby assuming the Lease or incurring any other obligations of Debtor. Any damage to the Premises caused by the Agents (and/or their respective designees) or their respective representatives will be repaired by the Agents (and/or their respective designees), at the Agents’ expense, or the Agents shall reimburse the Landlord for any physical damage to the Premises actually caused by the conduct of any auction or sale and any removal of the Personal Property by or through the Agents (ordinary wear and tear excluded). Neither the Agents nor any Lender shall (a) be liable to the Landlord for any diminution in value caused by the absence of any removed Personal Property or for any other matter except as specifically set forth herein or (b) have any duty or obligation to remove or dispose of any Personal Property or other property left on the Premises by the Debtor. To the extent that either or both Agents are prohibited by any process or injunction issued by any court, or by reason of any bankruptcy or insolvency proceeding involving Debtor, from enforcing its security interest in the Personal Property, such one hundred twenty (120) day period shall commence on the termination of such prohibition.

7. During any Disposition Period, the Agents (a) or their respective designees may, without necessity of court order, enter upon the Premises at any time to inspect or remove all or any Personal Property from the Premises without interference by the Landlord, and the Agents or their respective designees may sell, transfer, or otherwise dispose of that Personal Property free of all liens, claims, demands, rights and interests that the Landlord may have in that Personal Property by law or agreement, including, without limitation, by public auction or private sale (and the Agents may advertise and conduct such auction or sale at the Premises, and shall use reasonable efforts to notify the Landlord of their intention to hold any such auction or sale), in each case, without interference by the Landlord and (b) shall make the Premises available for inspection by the Landlord and prospective tenants and shall cooperate in Landlord’s reasonable efforts to re-lease the Premises.

8. Without affecting the validity of this Letter Agreement, any of the Obligations may be extended, amended, or otherwise modified without the consent of the Landlord and without giving notice thereof to the Landlord. This Letter Agreement may not be changed or terminated orally or by course of conduct and is binding upon the undersigned and the heirs, personal representatives, successors and assigns of the undersigned and inures to the benefit of the Agents and their respective successors and assigns. The person signing this Letter Agreement on behalf of the Landlord represents to the Agents that he/she has the authority to do so on behalf of the Landlord.

9. All notices hereunder shall be in writing and sent by certified mail (return receipt requested), overnight mail or facsimile (with a copy to be sent by certified or overnight mail), to the other party at the address set forth on the signature page hereto or at such other address as such other party shall otherwise designate in accordance with this paragraph.

10. This Letter Agreement is governed by and construed and interpreted in accordance with the laws of the State of New York. The Landlord agrees that any legal action or proceeding with respect to any of its obligations under this Letter Agreement may be brought by the Agents in any New York state court or federal court sitting in the Borough of Manhattan, in the city of New York. By its execution and delivery of this Letter Agreement, the Landlord submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Landlord waives any claim that the State of New York is not a convenient forum or the proper venue for any such action or proceeding.

11. WAIVER OF SPECIAL DAMAGES. THE LANDLORD WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE LANDLORD MAY HAVE TO CLAIM OR RECOVER FROM THE AGENTS OR ANY LENDER IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

12. JURY WAIVER. THE LANDLORD AND THE AGENTS HEREBY VOLUNTARILY, KNOWLINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE BETWEEN THE LANDLORD AND THE AGENTS IN ANY WAY RELATED TO THIS WAIVER.

13. This Letter Agreement shall continue in full force and affect until the indefeasible payment in full of all Obligations.

This Letter Agreement is executed and delivered by the Landlord as of the date first written above.

LANDLORD:

By:
Name:
Title:

Notice Address:

Attention:
Facsimile:

EXHIBIT E

FORM OF

BAILEE NOTIFICATION

AND

ACKNOWLEDGMENT OF SECURITY INTEREST

                 , 20[    ]

ATTN:

RE:	Security Interest in Assets of

Ladies and Gentlemen:

Please be advised that we and certain of our affiliates (collectively the “Company”) have entered or are about to enter into financing arrangements with JPMorgan Chase Bank, N.A. (“JPMCB”) in its capacity as administrative agent and collateral agent pursuant to the ABL Credit Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, together with its successors and assigns, the “ABL Agent”) and the parties from time to time to the ABL Credit Agreement as lenders (collectively, together with their respective successors and assigns, the “ABL Lenders”) and Deutsche Bank AG New York Branch (“DBNY”), in its capacity as administrative and collateral agent pursuant to the Term Loan Credit Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, together with its successors and assigns, “Term Loan Agent” and, together with the ABL Agent, collectively, “Agents” and, individually, each an “Agent”) and the parties from time to time to the Term Loan Credit Agreement as lenders (collectively, together with their respective successors and assigns, the “Term Loan Lenders” and together with ABL Lenders individually each a “Lender” and, collectively, “Lenders”), pursuant to which the Company has granted or will grant to each Agent a security interest in, among other collateral, all of the Company’s existing and future inventory and other goods, which may at any time now or hereafter be in your possession or control and all of the Company’s inventory and other goods which may at any time now or hereafter be located on or in real property or buildings owned, leased or otherwise in your possession or control, and/or received or delivered to you for shipment, distribution, storage or otherwise, whether pursuant to any agreement or otherwise (collectively, “Collateral”).

For purposes of this agreement, the term “ABL Credit Agreement” as used herein shall mean the ABL Credit Agreement, dated as of August 19, 2015, by and among us, certain of our affiliates, the ABL Agent and the ABL Lenders, and the term “Term Loan Credit Agreement” as used herein shall mean the Term Loan Credit Agreement, dated as of August 19, 2015, by and among us, certain of our affiliates, Term Loan Agent and Term Loan Lenders, in each case, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. The term “Lender Representative” as used herein shall mean the ABL

Agent until such time as the ABL Agent notifies you in writing (at your address below) that the Lender Representative shall be Term Loan Agent, and on and after delivery of such notice to the undersigned, the term “Lender Representative” shall mean Term Loan Agent.

By your signature below, you acknowledge receipt of the above notice of each Agent’s security interest and, upon receipt of written notice from the Lender Representative, agree to follow all instructions that Lender Representative may from time to time thereafter give to you with respect to Collateral in your possession or control or located on or in any of your premises, and/or received or delivered to you by or for our account for distribution, storage or otherwise. Upon being so notified by Lender Representative, you are to abide solely by Lender Representative’s instructions with respect to any of such goods or other Collateral and you are not to release any Collateral to the Company or to anyone else except according to written instructions which may be given to you from time to time by Lender Representative. If so instructed by Lender Representative, you agree to return to Lender Representative all of the Company’s goods and other Collateral in your custody, control or possession at the Company’s expense. Pursuant to the Uniform Commercial Code, Sections 9-313(c)(1) and 9-313(c)(2), a person in possession of such collateral must authenticate a record acknowledging that it holds possession and will take possession for the secured party’s benefit. You hereby acknowledge and agree that you hold and will have possession of such goods or other Collateral and proceeds for the benefit of Agents and Lenders and you shall not take any action purporting to encumber or transfer any interest in such goods or other Collateral or the proceeds thereof.

You agree and acknowledge that you do not have and in no event will you assert, as against Lender Representative, any Agent or any Lender, any lien, right of distraint or levy, right of offset, claim, deduction, counterclaim, security or other interest in any Collateral now or hereafter located on any of your premises or in your custody, possession or control, including any of the foregoing which might otherwise arise or exist in your favor pursuant to any agreement, common law, statute (including the Bankruptcy Code or any state insolvency law) or otherwise. You certify that you do not know of any security interest or other claim with respect to any of the Collateral, other than the security interest which is the subject of this agreement. You agree that you will not to enter into any arrangement similar to that which is set forth in this letter agreement with any other person or entity at any time with respect to the Collateral or any portion thereof. You agree and acknowledge that no negotiable or non-negotiable warehouse receipts, documents of title or similar instruments have been or will be issued by you with respect to any of the Company’s goods, except for non-negotiable receipts naming Lender Representative or the Company as consignee. You shall not take any action purporting to encumber or transfer any interest in such inventory or other goods or other Collateral. You are holding the Collateral as bailee for Agents and Lenders for the purpose of perfecting the security interest and lien of Agents in the Collateral. You acknowledge that the Company is not a lessee or tenant of the premises where such Collateral is held and that the Collateral is not held by you as a consignee. You also acknowledge (i) that the Collateral not covered by a document, as defined in the Uniform Commercial Code, and (ii) that the Collateral is and will be sequestered, stored, controlled, identified and accounted for separately from the equipment, inventory and other similar property of yours and other parties. You further acknowledge that you employ security measures consistent with industry practice with respect to safeguarding the property in your possession (including, without limitation, the Collateral) from theft and/or damage.

You further agree, upon prior written notice from the Lender Representative, to (a) allow Lender Representative or its agents to enter upon your premises during business hours for the purpose of examining, removing, taking possession of or otherwise dealing with any of the Collateral at any time in your possession or copies of any books and records related thereto and (b) provide the Lender Representative with any available detailed inventory reporting on a per location basis upon written request from the Lender Representative.

Agents and Lenders are relying upon this acknowledgment in connection with their financing arrangements with the Company. This agreement may not be changed or terminated orally or by course of conduct. Any change to the terms of this agreement must be in writing and signed by Agents. This agreement shall be binding upon you and your successors and assigns and shall be enforceable by and inure to the benefit of Lender Representative, Agents, Lenders and their respective successors and assigns.

This agreement constitutes our acknowledgment that Lender Representative, any Agent or any Lender may assert any of the rights set forth or referred to herein, without objection by us. We also agree to reimburse you for all reasonable costs and expenses incurred by you as a direct result of compliance with the instructions of Lender Representative as to the disposition of any of the Collateral.

This letter agreement is governed by, and shall be construed in accordance with, the laws of the State of New York.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Please acknowledge your agreement to the foregoing by signing in the space provided below.

Very truly yours,

[APPROPRIATE ENTITY]

By:

Title:

ACKNOWLEDGED AND AGREED:

[ ]

By:
Title:

(Bailee)

EXHIBIT F

SUPPLEMENT NO. [●] dated as of [●] (this “Supplement”), to the Pledge and Security Agreement dated as of August 19, 2015 (the “Security Agreement”), among Party City Holdings Inc., a Delaware corporation (the “Company”), Party City Corporation, a Delaware corporation (“Party City”, and together with the Company, each a “Borrower” and collectively the “Borrowers”), PC Intermediate Holdings, Inc., a Delaware corporation (“Holdings”), each Subsidiary of the Borrowers party from time to time thereto (each such Subsidiary individually a “Subsidiary Party” and collectively, the “Subsidiary Parties”; the Subsidiary Parties, Holdings and the Borrowers are referred to collectively herein as the “Grantors”), and JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent (in such capacity, the “Agent”).

A. Reference is made to the ABL Credit Agreement dated as of August 19, 2015, (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrowers, the Subsidiary Parties, the lenders from time to time party thereto, and the Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Security Agreement, as applicable.

C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans. Section 7.12 of the Security Agreement and Section 5.12 of the Credit Agreement provide that additional Domestic Subsidiaries of the Borrower (other than Excluded Subsidiaries) may become Subsidiary Parties under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Security Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.12 of the Security Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party and a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Subsidiary Party and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Subsidiary Party and Grantor thereunder and (b) represents and warrants as of the date hereof that the representations and warranties made by it as a Grantor thereunder that are qualified as to materiality are true and correct in all respects on and as of the date hereof and those that are not so qualified are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, their successors and permitted assigns, a security interest in and Lien on all of the New Subsidiary’s right, title and interest in and to the Collateral of the New Subsidiary. Each reference to a “Grantor” and “Subsidiary Party” in the Security Agreement shall be deemed to include the New Subsidiary. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and except insofar as enforcement thereof is subject to general principles of equity and good faith and fair dealing.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or by email as a “.pdf” or “.tif” attachment or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all material Collateral consisting of inventory or equipment of the New Subsidiary (other than in-transit Collateral), (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged Stock of the New Subsidiary and all promissory notes, instruments (other than checks to be deposited in the ordinary course of business) and tangible chattel paper, in each case exceeding $3,000,000, held by the New Subsidiary, (c) set forth on Schedule III attached hereto is a true and correct schedule of all material registered Patents, Trademarks and Copyrights of the New Subsidiary and (d) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SUPPLEMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 8.01 of the Security Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Agent for its expenses in connection with this Supplement, including the fees, other charges and disbursements of counsel in accordance with Section 9.03(a) of the Credit Agreement.

IN WITNESS WHEREOF, the New Subsidiary and the Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By:

Name:

Title:

Legal Name:

Jurisdiction of Formation:

Location of Chief Executive Office:

JPMORGAN CHASE BANK, N.A., as Agent

By:

Name:

Title:

By:

Name:

Title:

Schedule I

to Supplement No.      to the

Pledge and Security Agreement

LOCATION OF COLLATERAL

Description	Location

I-1

Schedule II

to Supplement No.      to the

Pledge and Security Agreement

LIST OF PLEDGED STOCK

AND OTHER INVESTMENT PROPERTY

STOCKS

Holder	Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares

BONDS

Holder	Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Holder	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY

(CERTIFICATED AND UNCERTIFICATED)

Holder	Issuer	Description of Collateral	Percentage Ownership Interest

II-1

Schedule III

to Supplement No.      to the

Pledge and Security Agreement

INTELLECTUAL PROPERTY RIGHTS

PATENT REGISTRATIONS

Patent Description	Patent Number	Issue Date

PATENT APPLICATIONS

Patent Description	Application Filing Date	Application Serial Number

TRADEMARK REGISTRATIONS

Trademark	Registration Date	Registration Number

TRADEMARK APPLICATIONS

Trademark Application	Application Filing Date	Application Serial Number

COPYRIGHT REGISTRATIONS

Copyright	Registration Date	Registration Number

COPYRIGHT APPLICATIONS

Copyright Application	Application Filing Date	Application Serial Number

II-2

Exhibit G

Entity	Type of Account	Location	Store Location City	Store Location State	Bank
Party City Corporation	consolidation	Corporate			Bank of America
Party City Corporation	consolidation	Corporate			Wells Fargo
Party City Corporation	consolidation	Corporate			Chase
Party City Corporation	consolidation	Corporate			La Salle
Party City Corporation	consolidation	Corporate			Fifth Third
Party City Corporation	consolidation	Corporate			Wells Fargo/Wachovia
Party City Corporation	consolidation	Corporate			Bank of America
Party City Corporation	consolidation	Corporate			Wells Fargo/Wachovia
Party City Corporation	Checking/Other Cash	Corporate			Bank of America
Party City Corporation	Checking/Other Cash	Corporate			Bank of America
Party City Corporation	Store Deposit	2	RANDOLPH	NJ	Santander
Party City Corporation	Store Deposit	2	RANDOLPH	NJ	Bank of America
Party City Corporation	Store Deposit	3	EAST HANOVER	NJ	TD BANK
Party City Corporation	Store Deposit	4	WAYNE	NJ	Valley National Bank
Party City Corporation	Store Deposit	10	VIRGINIA BEACH	VA	Wells Fargo
Party City Corporation	Store Deposit	15	SKOKIE	IL	Wells Fargo
Party City Corporation	Store Deposit	42	CINCINNATI	OH	Fifth Third
Party City Corporation	Store Deposit	59	RICHARDSON	TX	Chase
Party City Corporation	Store Deposit	60	MESQUITE	TX	Chase
Party City Corporation	Store Deposit	61	PLANO	TX	Chase
Party City Corporation	Store Deposit	62	ARLINGTON	TX	Chase
Party City Corporation	Store Deposit	63	CARROLLTON	TX	Chase
Party City Corporation	Store Deposit	64	IRVING	TX	Chase
Party City Corporation	Store Deposit	65	DALLAS	TX	Chase
Party City Corporation	Store Deposit	76	SANTA ANA	CA	Wells Fargo
Party City Corporation	Store Deposit	102	SNELLVILLE	GA	Chase
Party City Corporation	Store Deposit	115	ATLANTA	GA	Wells Fargo
Party City Corporation	Store Deposit	116	STATEN ISLAND	NY	Chase
Party City Corporation	Store Deposit	117	DENVER	CO	Wells Fargo
Party City Corporation	Store Deposit	135	MIAMI	FL	Wells Fargo
Party City Corporation	Store Deposit	135	MIAMI	FL	Bank of America
Party City Corporation	Store Deposit	137	CHESAPEAKE	VA	SunTrust Bank
Party City Corporation	Store Deposit	139	AUSTELL	GA	Wells Fargo
Party City Corporation	Store Deposit	143	DULUTH	GA	Wells Fargo
Party City Corporation	Store Deposit	144	DOWNERS GROVE	IL	Chase
Party City Corporation	Store Deposit	158	MORROW	GA	Wells Fargo

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
Party City Corporation	Store Deposit	159	MARIETTA	GA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	165	CINCINNATI	OH	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	166	HIALEAH	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	166	HIALEAH	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	168	HIGHLAND PARK	IL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	169	SUGAR LAND	TX	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	171	CHICAGO	IL	North Community Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	178	ATLANTA	GA	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	183	ATLANTA	GA	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	189	DALLAS	TX	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	196	ARLINGTON HEIGHTS	IL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	197	WHEATON	IL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	203	LEWISVILLE	TX	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	203	LEWISVILLE	TX	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	207	MIAMI	FL	BB&T	Intentionally Omitted.
Party City Corporation	Store Deposit	207	MIAMI	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	210	MIAMI	FL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	210	MIAMI	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	219	PLANO	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	219	PLANO	TX	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	220	ATLANTA	GA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	220	ATLANTA	GA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	221	CONYERS	GA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	222	FAYETTEVILLE	GA	SunTrust	Intentionally Omitted.
Party City Corporation	Store Deposit	222	FAYETTEVILLE	GA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	223	GAINESVILLE	GA	SunTrust	Intentionally Omitted.
Party City Corporation	Store Deposit	223	GAINESVILLE	GA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	234	DOUGLASVILLE	GA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	238	MIAMI	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	239	MARIETTA	GA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	240	JOHNS CREEK	GA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	248	NEWNAN	GA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	264	CUMMING	GA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	264	CUMMING	GA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	266	FT MYERS	FL	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	266	FT MYERS	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	275	ATHENS	GA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	289	MACON	GA	SunTrust	Intentionally Omitted.
Party City Corporation	Store Deposit	289	MACON	GA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	292	ALPHARETTA	GA	Wells Fargo	Intentionally Omitted.

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
Party City Corporation	Store Deposit	292	ALPHARETTA	GA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	302	DAVIE	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	304	OAKLAND PARK	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	304	OAKLAND PARK	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	308	PEMBROKE PINES	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	309	MIAMI	FL	PNC	Intentionally Omitted.
Party City Corporation	Store Deposit	309	MIAMI	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	310	COLUMBUS	GA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	315	HOLLYWOOD	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	316	MIAMI	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	316	MIAMI	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	317	MIAMI	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	319	KENDALL	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	319	KENDALL	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	323	BOCA RATON	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	323	BOCA RATON	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	324	PEMBROKE PINES	FL	TD BANK	Intentionally Omitted.
Party City Corporation	Store Deposit	326	PLANTATION	FL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	326	PLANTATION	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	327	TALLAHASSEE	FL	BB&T	Intentionally Omitted.
Party City Corporation	Store Deposit	327	TALLAHASSEE	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	331	ROYAL PALM BEACH	FL	BB&T	Intentionally Omitted.
Party City Corporation	Store Deposit	331	ROYAL PALM BEACH	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	332	CORAL SPRINGS	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	332	CORAL SPRINGS	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	333	MIAMI	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	336	EAST POINT	GA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	337	BUFORD	GA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	337	BUFORD	GA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	338	PENSACOLA	FL	Regions	Intentionally Omitted.
Party City Corporation	Store Deposit	338	PENSACOLA	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	348	ESTERO	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	350	JENSEN BEACH	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	357	MELBOURNE	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	367	MIAMI	FL	Regions	Intentionally Omitted.
Party City Corporation	Store Deposit	367	MIAMI	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	373	SUMMERVILLE	SC	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	374	MIAMI	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	376	WINTER GARDEN	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	377	KISSIMMEE	FL	Wells Fargo	Intentionally Omitted.

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
Party City Corporation	Store Deposit	377	KISSIMMEE	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	400	GARLAND	TX	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	401	EL CENTRO	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	401	EL CENTRO	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	402	WOODBRIDGE	NJ	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	403	UNION	NJ	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	403	UNION	NJ	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	404	BROOKLYN	NY	Citibank	Intentionally Omitted.
Party City Corporation	Store Deposit	406	JERSEY CITY	NJ	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	406	JERSEY CITY	NJ	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	407	CUYAHOGA FALLS	OH	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	408	WATCHUNG	NJ	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	409	OCEANSIDE	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	410	PASADENA	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	410	PASADENA	TX	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	411	NEW HARTFORD	NY	M&T	Intentionally Omitted.
Party City Corporation	Store Deposit	412	SAINT LOUIS	MO	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	412	SAINT LOUIS	MO	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	413	KATY	TX	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	413	KATY	TX	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	414	TURLOCK	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	416	DENTON	TX	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	418	FORT WORTH	TX	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	419	PITTSBURG	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	419	PITTSBURG	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	420	NOVATO	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	421	MCKINNEY	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	421	MCKINNEY	TX	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	422	PORTCHESTER	NY	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	422	PORTCHESTER	NY	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	423	NEW ROCHELLE	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	423	NEW ROCHELLE	NY	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	424	ORLANDO	FL	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	424	ORLANDO	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	425	WEST BABYLON	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	426	LAS VEGAS	NV	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	427	CHINO	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	429	HENDERSON	NV	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	429	HENDERSON	NV	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	430	WESTLAND	MI	Chase	Intentionally Omitted.

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
Party City Corporation	Store Deposit	430	WESTLAND	MI	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	431	GRANDVILLE	MI	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	431	GRANDVILLE	MI	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	432	BOLINGBROOK	IL	West Suburban Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	433	LAKE ZURICH	IL	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	433	LAKE ZURICH	IL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	436	PICO RIVERA	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	437	MISSION VIEJO	CA	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	437	MISSION VIEJO	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	438	SILVERDALE	WA	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	438	SILVERDALE	WA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	439	LOS ANGELES	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	440	MCALLEN	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	440	MCALLEN	TX	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	441	SANTEE	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	442	WEST HILLS	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	442	WEST HILLS	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	443	RANCHO CUCAMONGA	CA	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	444	BRENTWOOD	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	444	BRENTWOOD	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	445	ESCONDIDO	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	446	THOUSAND OAKS	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	449	SACRAMENTO	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	450	OLYMPIA	WA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	457	AURORA	CO	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	459	MONROVIA	CA	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	462	EVERETT	#N/A	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	463	BELLEVUE	WA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	463	BELLEVUE	WA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	464	KENT	WA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	464	KENT	WA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	465	MARYSVILLE	WA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	466	PUYALLUP	WA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	466	PUYALLUP	WA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	469	FLOWER MOUND	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	469	FLOWER MOUND	TX	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	470	SALINAS	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	471	WOODINVILLE	WA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	471	WOODINVILLE	WA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	472	LITTLETON	CO	Wells Fargo	Intentionally Omitted.

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
Party City Corporation	Store Deposit	473	Everett	WA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	474	BURLINGTON	WA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	474	BURLINGTON	WA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	476	FARMINGTON HILLS	MI	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	477	OSWEGO	IL	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	478	LEVITTOWN	NY	Citibank	Intentionally Omitted.
Party City Corporation	Store Deposit	479	WATAUGA	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	480	MAYS LANDING	NJ	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	481	CEDAR HILL	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	481	CEDAR HILL	TX	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	482	ORLAND PARK	IL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	485	OPELIKA	AL	RBC	Intentionally Omitted.
Party City Corporation	Store Deposit	486	MIRA LOMA	CA	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	486	MIRA LOMA	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	487	LAS VEGAS	NV	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	487	LAS VEGAS	NV	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	488	EULESS	TX	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	488	EULESS	TX	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	489	ARLINGTON	TX	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	490	WILKES BARRE	PA	PNC	Intentionally Omitted.
Party City Corporation	Store Deposit	491	BROWNSVILLE	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	491	BROWNSVILLE	TX	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	492	LANSING	MI	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	495	COLUMBUS	OH	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	496	STROUDSBURG	PA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	497	DEARBORN	MI	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	498	FAIRFIELD	CA	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	498	FAIRFIELD	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	500	ORLANDO	FL	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	503	ORLANDO	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	504	MIDDLETOWN	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	505	CHICAGO	IL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	506	ANAHEIM	CA	Citibank	Intentionally Omitted.
Party City Corporation	Store Deposit	506	ANAHEIM	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	507	CHULA VISTA	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	507	CHULA VISTA	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	510	MIAMI GARDENS	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	510	MIAMI GARDENS	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	511	ROSEVILLE	MI	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	512	LONG ISLAND CITY	NY	Chase	Intentionally Omitted.

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
Party City Corporation	Store Deposit	513	ALLEN PARK	MI	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	514	LOS ANGELES	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	515	GREENBELT	MD	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	515	GREENBELT	MD	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	516	ROYAL OAK	MI	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	518	MADISON	WI	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	519	BROOKLYN	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	520	LA HABRA	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	521	NATIONAL CITY	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	522	BRONX	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	523	BOCA RATON	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	524	EL CAJON	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	525	CENTEREACH	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	526	ENCINITAS	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	527	LAWRENCE	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	529	STERLING HEIGHTS	MI	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	530	BROOKLYN	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	531	BRONX	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	532	LANSING	IL	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	532	LANSING	IL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	533	CHICAGO RIDGE	IL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	533	CHICAGO RIDGE	IL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	534	WEST PATERSON	NJ	PNC	Intentionally Omitted.
Party City Corporation	Store Deposit	538	LAS VEGAS	NV	Citibank	Intentionally Omitted.
Party City Corporation	Store Deposit	539	LIVONIA	MI	Huntington National Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	540	LAUDERHILL	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	540	LAUDERHILL	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	541	BALDWIN PARK	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	541	BALDWIN PARK	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	542	Ballwin	MO	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	544	ALHAMBRA	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	544	ALHAMBRA	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	545	STAMFORD	CT	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	546	SAN JOSE	CA	Citibank	Intentionally Omitted.
Party City Corporation	Store Deposit	548	IRVINE	CA	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	548	IRVINE	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	549	LIGHTHOUSE POINT	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	550	LAS VEGAS	NV	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	551	ROCHESTER HILLS	MI	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	552	CINCINNATI	OH	Fifth Third	Intentionally Omitted.

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
Party City Corporation	Store Deposit	555	WOODBURY	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	556	NEW HYDE PARK	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	558	SOUTH MIAMI	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	559	VALENCIA	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	560	WEST COVINA	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	560	WEST COVINA	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	561	OLIVETTE	MO	PNC	Intentionally Omitted.
Party City Corporation	Store Deposit	561	OLIVETTE	MO	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	562	CARLE PLACE	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	563	ROSEVILLE	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	564	SAINT LOUIS	MO	Regions Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	565	NORTH BABYLON	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	566	BREA	CA	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	566	BREA	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	567	ELMONT	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	567	ELMONT	NY	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	569	ROCKFORD	IL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	570	FORT COLLINS	CO	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	571	DALY CITY	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	571	DALY CITY	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	572	OCEANSIDE	CA	Citibank	Intentionally Omitted.
Party City Corporation	Store Deposit	573	PASADENA	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	573	PASADENA	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	574	MERRILLVILLE	IN	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	575	NEWINGTON	CT	People’s United Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	577	NAPLES	FL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	577	NAPLES	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	578	HOUSTON	TX	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	580	SAN DIMAS	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	580	SAN DIMAS	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	581	LAUREL	MD	PNC	Intentionally Omitted.
Party City Corporation	Store Deposit	582	CHINO	CA	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	582	CHINO	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	583	INDIANAPOLIS	IN	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	584	OAK BROOK	IL	West Suburban Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	586	PEMBROKE PINES	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	586	PEMBROKE PINES	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	587	EVANSVILLE	IN	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	588	HOUSTON	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	589	FISHERS	IN	Chase	Intentionally Omitted.

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
Party City Corporation	Store Deposit	591	ORANGE	CT	TD Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	592	EL CAJON	CA	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	593	LUBBOCK	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	593	LUBBOCK	TX	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	594	WILLOUGHBY	OH	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	595	LAKELAND	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	597	PHILLIPSBURG	NJ	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	599	PITTSBURGH	PA	First Niagara	Intentionally Omitted.
Party City Corporation	Store Deposit	600	FORESTVILLE	MD	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	600	FORESTVILLE	MD	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	601	BLOOMINGTON	IL	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	602	PLAINFIELD	IN	Harris Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	603	STATEN ISLAND	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	605	LONG BEACH	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	607	DOWNEY	CA	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	607	DOWNEY	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	608	MANSFIELD	TX	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	609	TOLEDO	OH	Charter One Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	610	LITTLETON	CO	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	611	NORFOLK	VA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	611	NORFOLK	VA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	613	COMMACK	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	614	SAN JOSE	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	615	MASSAPEQUA	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	618	LEXINGTON	KY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	619	AUGUSTA	GA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	621	CEDAR PARK	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	622	COMPTON	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	622	COMPTON	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	623	BOYNTON BEACH	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	624	MODESTO	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	625	LAFAYETTE	LA	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	626	RICHMOND	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	627	CINCINNATI	OH	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	628	FREDERICKSBURG	VA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	629	BERWYN	IL	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	631	HOUSTON	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	633	LAKE CHARLES	LA	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	634	WHITTIER	CA	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	634	WHITTIER	CA	Bank of America	Intentionally Omitted.

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
Party City Corporation	Store Deposit	635	SAN LORENZO	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	635	SAN LORENZO	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	636	BURLINGTON	NJ	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	638	SAN JOSE	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	639	VAN NUYS	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	639	VAN NUYS	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	641	CORPUS CHRISTI	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	641	CORPUS CHRISTI	TX	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	642	COLORADO SPRINGS	CO	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	644	DUBLIN	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	645	CRANBERRY TOWNSHIP	PA	PNC	Intentionally Omitted.
Party City Corporation	Store Deposit	646	RENO	NV	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	647	MOUNT KISCO	NY	Citibank	Intentionally Omitted.
Party City Corporation	Store Deposit	648	GRAND PRAIRIE	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	649	COLUMBUS	OH	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	650	CHICAGO	IL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	651	WEST PALM BEACH	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	651	WEST PALM BEACH	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	652	ROUND ROCK	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	652	ROUND ROCK	TX	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	655	ORLANDO	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	656	SHREVEPORT	LA	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	661	SAN MARCOS	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	662	PLEASANT HILLS	PA	PNC	Intentionally Omitted.
Party City Corporation	Store Deposit	664	CHICAGO	IL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	665	TUKWILA	WA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	668	MELVILLE	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	669	TORRANCE	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	671	HOMESTEAD	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	672	FEDERAL WAY	WA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	673	CARMEL	IN	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	674	STATEN ISLAND	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	675	STONY BROOK	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	679	ORANGE	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	681	NEW YORK	NY	Citibank	Intentionally Omitted.
Party City Corporation	Store Deposit	683	HUMBLE	TX	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	685	CARBONDALE	IL	Regions Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	686	MONROE	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	687	ELMHURST	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	688	SPRINGFIELD	VA	BB&T	Intentionally Omitted.

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
Party City Corporation	Store Deposit	688	SPRINGFIELD	VA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	689	ISLIP	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	689	ISLIP	NY	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	690	YORKTOWN HEIGHTS	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	691	MURFREESBORO	TN	Regions Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	692	PATCHOGUE	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	695	DEPTFORD	NJ	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	697	ORLANDO	FL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	698	VIRGINIA BEACH	VA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	698	VIRGINIA BEACH	VA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	699	HURST	TX	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	699	HURST	TX	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	701	KINGSTON	NY	Key Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	701	KINGSTON	NY	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	703	SAN FRANCISCO	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	704	SYRACUSE	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	704	SYRACUSE	NY	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	705	MIAMI	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	706	WINCHESTER	VA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	707	CHULA VISTA	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	707	CHULA VISTA	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	708	PORT ST LUCIE	FL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	709	MCHENRY	IL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	709	MCHENRY	IL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	710	CLIFTON	NJ	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	711	NORTH BERGEN	NJ	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	712	LAWRENCEVILLE	NJ	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	712	LAWRENCEVILLE	NJ	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	713	HAMILTON	NJ	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	713	HAMILTON	NJ	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	714	MOORESTOWN	NJ	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	715	MILLVILLE	NJ	TD Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	715	MILLVILLE	NJ	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	716	TURNERSVILLE	NJ	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	717	VOORHEES	NJ	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	718	YONKERS	NY	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	718	YONKERS	NY	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	727	BETHLEHEM	PA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	727	BETHLEHEM	PA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	728	WHITEHALL	PA	Wells Fargo	Intentionally Omitted.

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
Party City Corporation	Store Deposit	728	WHITEHALL	PA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	734	HACKETTSTOWN	NJ	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	735	PITTSBURGH	PA	Citizens Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	736	GARDEN GROVE	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	736	GARDEN GROVE	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	737	ATLANTA	GA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	738	LANHAM	MD	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	739	BURLESON	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	740	HIRAM	GA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	741	NEW YORK	NY	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	743	PALMDALE	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	745	PARAMUS	NJ	TD Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	746	PARAMUS	NJ	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	746	PARAMUS	NJ	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	747	BRIDGEWATER	NJ	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	747	BRIDGEWATER	NJ	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	748	EDGEWATER	NJ	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	748	EDGEWATER	NJ	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	749	HUNTINGTON BEACH	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	749	HUNTINGTON BEACH	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	750	RIVERSIDE	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	750	RIVERSIDE	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	751	LAGUNA NIGUEL	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	751	LAGUNA NIGUEL	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	752	RESEDA	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	753	WILLIAMSPORT	PA	Sovereign	Intentionally Omitted.
Party City Corporation	Store Deposit	754	LEAGUE CITY	TX	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	755	HOUSTON	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	757	RICHMOND	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	758	HOUSTON	TX	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	759	BEAUMONT	TX	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	760	INDIO	CA	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	760	INDIO	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	761	WEBSTER	TX	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	763	WEST DES MOINES	IA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	786	HOUSTON	TX	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	790	CHILLICOTHE	OH	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	807	PEARLAND	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	808	HOUSTON	TX	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	808	HOUSTON	TX	Bank of America	Intentionally Omitted.

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
Party City Corporation	Store Deposit	809	WOODLAND	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	810	CUPERTINO	CA	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	810	CUPERTINO	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	811	EDINBURG	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	812	MONACA	PA	Huntington National Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	813	COLUMBUS	IN	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	814	CORPUS CHRISTI	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	816	MONROEVILLE	PA	First Niagara Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	817	MOKENA	IL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	820	CRESTWOOD	IL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	821	NEW YORK	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	822	VALPARAISO	IN	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	823	ROME	GA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	825	MIAMI	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	827	STAFFORD	VA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	827	STAFFORD	VA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	828	DELRAN	NJ	PNC	Intentionally Omitted.
Party City Corporation	Store Deposit	829	MCDONOUGH	GA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	836	WHITE PLAINS	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	837	MARINA	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	838	FENTON	MO	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	839	ELLISVILLE	MO	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	840	KNOXVILLE	TN	SunTrust Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	841	KNOXVILLE	TN	SunTrust Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	842	KNOXVILLE	TN	SunTrust Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	843	CHESAPEAKE	VA	SunTrust Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	846	NANUET	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	847	ITHACA	NY	First Niagara Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	848	NEW YORK	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	849	SAGINAW	MI	Huntington National Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	850	BRIDGEVILLE	PA	PNC	Intentionally Omitted.
Party City Corporation	Store Deposit	852	DOVER	DE	TD Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	853	EVERETT	WA	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	854	FORT WORTH	TX	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	856	CHESTERFIELD	MI	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	857	TOMBALL	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	858	SANTA MARIA	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	860	BRONX	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	861	PICKERINGTON	OH	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	862	BRUNSWICK	GA	BB&T	Intentionally Omitted.

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
Party City Corporation	Store Deposit	863	ALBANY	GA	Regions	Intentionally Omitted.
Party City Corporation	Store Deposit	865	HARRISONBURG	VA	SunTrust Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	866	WINTER SPRINGS	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	867	MORGAN HILL	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	868	PORT ARTHUR	TX	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	874	COSTA MESA	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	876	REDDING	CA	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	877	AIKEN	SC	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	878	UNIVERSITY PARK	FL	SunTrust Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	879	LAKE WORTH	TX	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	880	WAPPINGERS FALLS	NY	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	881	BRONX	NY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	882	CITRUS HEIGHTS	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	884	CLARK	NJ	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	885	WATERTOWN	NY	Community Bank, N.A.	Intentionally Omitted.
Party City Corporation	Store Deposit	886	BRANFORD	CT	TD Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	887	WATERBURY	CT	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	888	NORTH HAVEN	CT	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	889	HAMDEN	CT	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	890	LONGMONT	CO	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	891	LEXINGTON	KY	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	892	SPOKANE VALLEY	WA	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	893	WILLIAMSBURG	VA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	894	SPOKANE	WA	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	895	MIAMI	FL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	896	SAN JOSE	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	897	VANCOUVER	WA	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	898	FLORENCE	SC	BB&T	Intentionally Omitted.
Party City Corporation	Store Deposit	899	HUDSON	MA	RBS Citizens	Intentionally Omitted.
Party City Corporation	Store Deposit	900	SEABROOK	NH	TD Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	901	SIMSBURY	CT	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	904	SOUTH BURLINGTON	VT	People’s United Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	905	BOWLING GREEN	KY	BB&T	Intentionally Omitted.
Party City Corporation	Store Deposit	906	PALM SPRINGS	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	910	ST JOSEPH	MO		Intentionally Omitted.
Party City Corporation	Store Deposit	912	NORWALK	CT	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	913	FAIRFIELD	CT	People’s United Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	919	LOUISVILLE	KY	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	1002	PLEASANTON	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	1065	HIGHLANDS RANCH	CO	Wells Fargo	Intentionally Omitted.

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
Party City Corporation	Store Deposit	1072	NORTHGLENN	CO	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1101	SANTA ROSA	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1103	OLATHE	KS	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	1103	OLATHE	KS	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	1107	KANSAS CITY	MO	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	1107	KANSAS CITY	MO	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	1109	INDEPENDENCE	MO	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	1109	INDEPENDENCE	MO	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	1115	LEES SUMMIT	MO	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	1115	LEES SUMMIT	MO	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	1119	KANSAS CITY	MO	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	1119	KANSAS CITY	MO	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	1120	SALINA	KS	First Bank Kansas	Intentionally Omitted.
Party City Corporation	Store Deposit	1120	SALINA	KS	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	1121	KANSAS CITY	MO	Commerce Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	1121	KANSAS CITY	MO	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	1161	TULSA	OK	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	1161	TULSA	OK	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	1162	TULSA	OK	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	1162	TULSA	OK	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	1203	PLEASANT HILL	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1204	VALLEJO	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1211	REDWOOD CITY	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1213	UNION CITY	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1218	SAN JOSE	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1219	FREMONT	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1301	ROSEVILLE	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1304	ELK GROVE	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1305	FOLSOM	CA	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	1305	FOLSOM	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	1401	LANCASTER	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1504	BURBANK	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1505	LOS ANGELES	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1506	TORRANCE	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1508	CORONA	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1509	UPLAND	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1510	REDLANDS	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1512	FULLERTON	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1514	MISSION VIEJO	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1515	SIMI VALLEY	CA	Wells Fargo	Intentionally Omitted.

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
Party City Corporation	Store Deposit	1516	OXNARD	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1517	SANTA CLARITA	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1519	VICTORVILLE	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1519	VICTORVILLE	CA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	1520	ORANGE	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	1521	DOWNEY	CA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	3201	WESTMINSTER	CO	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	3202	LAKEWOOD	CO	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	3203	DENVER	CO	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	3206	AURORA	CO	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	3301	COLORADO SPRINGS	CO	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	4000	MUSKEGON	MI	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	4002	APPLETON	WI	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	4005	ONALASKA	WI	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	4102	FLINT	MI	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	4104	WALKER	MI	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	4107	GRAND RAPIDS	MI	PNC	Intentionally Omitted.
Party City Corporation	Store Deposit	4109	PORTAGE	MI	Old National Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	4109	PORTAGE	MI	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	4110	MADISON HEIGHTS	MI	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	4111	ANN ARBOR	MI	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	4112	FLINT	MI	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	4113	LANSING	MI	PNC	Intentionally Omitted.
Party City Corporation	Store Deposit	4117	TAYLOR	MI	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	4124	NOVI	MI	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	4124	NOVI	MI	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	4133	BRIGHTON	MI	Key Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	4134	ORION TOWNSHIP	MI	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	4135	HOLLAND	MI	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	4138	HOLLAND	OH	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	4139	HUBER HEIGHTS	OH	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	4140	W CARROLLTON	OH	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5102	VILLA PARK	IL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	5102	VILLA PARK	IL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	5105	BLOOMINGDALE	IL	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5113	JOLIET	IL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	5117	CHICAGO	IL	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5119	COUNTRYSIDE	IL	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5135	MISHAWAKA	IN	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	5136	BROWN DEER	WI	US Bank	Intentionally Omitted.

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
Party City Corporation	Store Deposit	5137	NAPERVILLE	IL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	5137	NAPERVILLE	IL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	5139	MOLINE	IL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	5140	BROOKFIELD	WI	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5141	WEST ALLIS	WI	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5148	GREENWOOD	IN	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5149	INDIANAPOLIS	IN	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5150	FORT WAYNE	IN	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	5151	MARION	IA	Farmers State Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5154	RACINE	WI	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5155	LOUISVILLE	KY	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5156	DES MOINES	IA	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5157	OMAHA	NE	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5162	FAIRVIEW HEIGHTS	IL	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5163	SAINT LOUIS	MO	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5168	CINCINNATI	OH	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5171	HANOVER PARK	IL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	5174	KENOSHA	WI	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5175	MENTOR	OH	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5177	NORTH OLMSTED	OH	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5178	CLARKSVILLE	IN	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5179	FLORENCE	KY	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5180	LOUISVILLE	KY	BB&T	Intentionally Omitted.
Party City Corporation	Store Deposit	5181	MATTESON	IL	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5182	OSHKOSH	WI	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5184	MADISON	WI	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5185	BLOOMINGTON	IN	German American Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5187	GRAND ISLAND	NE	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5189	LINCOLN	NE	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5190	CHAMPAIGN	IL	Regions Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5191	WATERLOO	IA	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5193	COLUMBUS	OH	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5194	OMAHA	NE	Security National Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5197	BRADLEY	IL	PNC	Intentionally Omitted.
Party City Corporation	Store Deposit	5198	LAFAYETTE	IN	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	5199	HIGHLAND	IN	First Midwest Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5202	SAINT PETERS	MO	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5203	DAVENPORT	IA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	5204	OWENSBORO	KY	BB&T	Intentionally Omitted.
Party City Corporation	Store Deposit	5205	CAPE GIRARDEAU	MO	US Bank	Intentionally Omitted.

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
Party City Corporation	Store Deposit	5207	MELROSE PARK	IL	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5208	HIXSON	TN	Regions Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5209	SPRINGFIELD	IL	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5210	VERNON HILLS	IL	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5213	SAINT CLAIRSVILLE	OH	The Citizens Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5217	MIDDLEBURG HEIGHTS	OH	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5218	STATE COLLEGE	PA	First National Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5219	DEKALB	IL	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5220	COLONIAL HEIGHTS	VA	BB&T	Intentionally Omitted.
Party City Corporation	Store Deposit	5220	COLONIAL HEIGHTS	VA	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	5224	IRONDEQUOIT	NY	Charter One Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5225	DUBUQUE	IA	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5226	RICHMOND	IN	Old National Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5228	WOOSTER	OH	PNC	Intentionally Omitted.
Party City Corporation	Store Deposit	5229	PEORIA	IL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	5231	COLUMBIA	MO	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5234	BENTON HARBOR	MI	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5237	PORT ORANGE	FL	BB&T	Intentionally Omitted.
Party City Corporation	Store Deposit	5237	PORT ORANGE	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	5242	LATHAM	NY	Citizens Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5245	ORMOND BEACH	FL	SunTrust	Intentionally Omitted.
Party City Corporation	Store Deposit	5245	ORMOND BEACH	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	5249	TAMPA	FL	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5250	NIAGARA FALLS	NY	Charter One Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5256	HOFFMAN ESTATES	IL	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5258	SYRACUSE	NY	Key Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5259	GREEN BAY	WI	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5260	JOPLIN	MO	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5261	ROCHESTER	NY	Citizens Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5266	NILES	IL	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5268	DICKSON CITY	PA	PNC	Intentionally Omitted.
Party City Corporation	Store Deposit	5273	NORTH CANTON	OH	Key Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5274	CLARKSBURG	WV	United National Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5275	DAYTON	OH	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	5276	MUNCIE	IN	Star Financial	Intentionally Omitted.
Party City Corporation	Store Deposit	5279	COLUMBUS	OH	Huntington National Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5280	NEWPORT NEWS	VA	SunTrust Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5281	LOUISVILLE	KY	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5283	GURNEE	IL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	5285	BRADENTON	FL	Wells Fargo	Intentionally Omitted.

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
Party City Corporation	Store Deposit	5287	HEATH	OH	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	5288	WINSTON SALEM	NC	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	5289	LAKELAND	FL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	5289	LAKELAND	FL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	5290	CAPE CORAL	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	5291	COOKEVILLE	TN	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5293	CINCINNATI	OH	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5295	GENEVA	IL	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5298	LANCASTER	OH	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5306	WESTMINSTER	MD	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	5317	NOBLESVILLE	IN	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5318	ALGONQUIN	IL	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5320	PLAINFIELD	IL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	5320	PLAINFIELD	IL	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	5321	AVON	IN	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5322	CHESTERFIELD	MO	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5324	BOWIE	MD	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	5324	BOWIE	MD	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	5326	KOKOMO	IN	Regions Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5327	MUNDELEIN	IL	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5329	ANKENY	IA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	5330	O FALLON	MO	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5331	CRYSTAL LAKE	IL	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5332	SANFORD	FL	PNC	Intentionally Omitted.
Party City Corporation	Store Deposit	5334	SIOUX CITY	IA	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5336	SKOKIE	IL	BMO Harris	Intentionally Omitted.
Party City Corporation	Store Deposit	5337	MILWAUKEE	WI	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5338	SOLON	OH	Liberty Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5340	HAMILTON	OH	Huntington National Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5341	HOMEWOOD	IL	Chase	Intentionally Omitted.
Party City Corporation	Store Deposit	5342	AURORA	IL	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5343	SHOREWOOD	IL	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5345	CHICAGO	IL	Fifth Third	Intentionally Omitted.
Party City Corporation	Store Deposit	5346	LOUISVILLE	KY	US Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	5503	COCKEYSVILLE	MD	SunTrust	Intentionally Omitted.
Party City Corporation	Store Deposit	5503	COCKEYSVILLE	MD	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	5507	GLEN BURNIE	MD	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	5507	GLEN BURNIE	MD	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	5513	WALDORF	MD	PNC	Intentionally Omitted.
Party City Corporation	Store Deposit	5513	WALDORF	MD	Bank of America	Intentionally Omitted.

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
Party City Corporation	Store Deposit	5518	BEL AIR	MD	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	5518	BEL AIR	MD	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	5520	ANNAPOLIS	MD	PNC	Intentionally Omitted.
Party City Corporation	Store Deposit	5520	ANNAPOLIS	MD	Bank of America	Intentionally Omitted.
Party City Corporation	Store Deposit	5522	LYNCHBURG	VA	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	5523	NORTH CHARLESTON	SC	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	5524	SALISBURY	MD	Bank of Delmar	Intentionally Omitted.
Party City Corporation	Store Deposit	6001	WEST ROXBURY	MA	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6002	SAUGUS	MA	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6004	NATICK	MA	RBS Citizens	Intentionally Omitted.
Party City Corporation	Store Deposit	6005	QUINCY	MA	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6006	SHREWSBURY	MA	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6009	EAST LONGMEADOW	MA	Citizens Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	6010	SOUTHINGTON	CT	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6011	WEST HARTFORD	CT	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6012	CRANSTON	RI	RBS Citizens	Intentionally Omitted.
Party City Corporation	Store Deposit	6013	BURLINGTON	MA	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6014	ENFIELD	CT	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6015	SOUTH ATTLEBORO	MA	RBS Citizens	Intentionally Omitted.
Party City Corporation	Store Deposit	6017	MEDFORD	MA	RBS Citizens	Intentionally Omitted.
Party City Corporation	Store Deposit	6018	BELLINGHAM	MA	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6019	SOUTH PORTLAND	ME	Key Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	6022	AVON	MA	RBS Citizens	Intentionally Omitted.
Party City Corporation	Store Deposit	6025	ST PETERSBURG	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	6026	RAYNHAM	MA	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6027	CLEARWATER	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	6028	SARASOTA	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	6030	NORTH DARTMOUTH	MA	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6034	CHELMSFORD	MA	TD Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	6036	PEMBROKE	MA	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6038	BRIGHTON	MA	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6039	WALLINGFORD	CT	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	6042	MANCHESTER	NH	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6043	NASHUA	NH	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6044	NEWINGTON	NH	Citizens Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	6046	EAST WALPOLE	MA	RBS Citizens	Intentionally Omitted.
Party City Corporation	Store Deposit	6047	NASHUA	NH	RBS Citizens	Intentionally Omitted.
Party City Corporation	Store Deposit	6048	MILLBURY	MA	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6049	WATERFORD	CT	Citizens Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	6050	AUGUSTA	ME	Key Bank	Intentionally Omitted.

Entity	Type of Account	Location	Store Location City	Store Location State	Bank	Account #
Party City Corporation	Store Deposit	6051	WILLISTON	VT	Key Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	6052	LEOMINSTER	MA	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6053	WEST LEBANON	NH	Citizens Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	6054	LINCOLN	RI	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6056	WARWICK	RI	RBS Citizens	Intentionally Omitted.
Party City Corporation	Store Deposit	6058	TAMPA	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	6059	KEENE	NH	Citizens Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	6060	CHICOPEE	MA	RBS Citizens	Intentionally Omitted.
Party City Corporation	Store Deposit	6062	EAST HARTFORD	CT	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	6064	PORT RICHEY	FL	Wells Fargo	Intentionally Omitted.
Party City Corporation	Store Deposit	6065	SEEKONK	MA	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6066	BANGOR	ME	Key Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	6068	PEABODY	MA	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6069	DORCHESTER	MA	Citizens Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	6070	BOSTON	MA	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6071	MANCHESTER	CT	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6072	PLAISTOW	NH	Santander	Intentionally Omitted.
Party City Corporation	Store Deposit	6073	WALTHAM	MA	People’s United Bank	Intentionally Omitted.
Party City Corporation	Store Deposit	9969	Dalton	GA	Bank of America	Intentionally Omitted.